                                                                CONFORMED COPY








                        CONSOLIDATED CIGAR CORPORATION








                               CREDIT AGREEMENT

                           dated as of March 2, 1998





                            CHASE SECURITIES INC.,
                                  AS ARRANGER


                           THE CHASE MANHATTAN BANK,
                            AS ADMINISTRATIVE AGENT


                              NATIONSBANK, N.A.,
                            AS DOCUMENTATION AGENT


                          CREDIT SUISSE FIRST BOSTON,
                             AS SYNDICATION AGENT

                                                  TABLE OF CONTENTS
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                                                                                                               Page
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
SECTION 1.               DEFINITIONS............................................................................  1
-------------------------------------------------------------------------------------------------------------------

            1.1          Defined Terms..........................................................................  1
            -------------------------------------------------------------------------------------------------------
            1.2          Other Definitional Provisions.......................................................... 19
            -------------------------------------------------------------------------------------------------------

SECTION 2.               AMOUNTS AND TERMS OF COMMITMENTS....................................................... 20
-------------------------------------------------------------------------------------------------------------------

            2.1          Commitments............................................................................ 20
            -------------------------------------------------------------------------------------------------------
            2.2          Obligations of the Company............................................................. 20
            -------------------------------------------------------------------------------------------------------
            2.3          Procedure for Borrowing Loans.......................................................... 20
            -------------------------------------------------------------------------------------------------------
            2.4          Use of Proceeds of Loans............................................................... 21
            -------------------------------------------------------------------------------------------------------

SECTION 3.               AMOUNT AND TERMS OF LETTERS OF CREDIT.................................................. 21
-------------------------------------------------------------------------------------------------------------------

            3.1          L/C Facility........................................................................... 21
            -------------------------------------------------------------------------------------------------------
            3.2          Procedure for Issuance of Letters of Credit............................................ 22
            -------------------------------------------------------------------------------------------------------
            3.3          Fees, Commissions and Other Charges.................................................... 22
            -------------------------------------------------------------------------------------------------------
            3.4          L/C Participations..................................................................... 23
            -------------------------------------------------------------------------------------------------------
            3.5          Reimbursement Obligation of the Company................................................ 24
            -------------------------------------------------------------------------------------------------------
            3.6          Obligations Absolute................................................................... 24
            -------------------------------------------------------------------------------------------------------
            3.7          Letter of Credit Payments.............................................................. 25
            -------------------------------------------------------------------------------------------------------
            3.8          Application............................................................................ 25
            -------------------------------------------------------------------------------------------------------
            3.9          Existing Letters of Credit............................................................. 25
            -------------------------------------------------------------------------------------------------------

SECTION 4.               PROVISIONS RELATING TO THE LOANS; FEES AND PAYMENTS.................................... 26
-------------------------------------------------------------------------------------------------------------------

            4.1          Voluntary Termination or Reduction of Commitments...................................... 26
            -------------------------------------------------------------------------------------------------------
            4.2          Optional Prepayments................................................................... 26
            -------------------------------------------------------------------------------------------------------
            4.3          Mandatory Prepayments.................................................................. 27
            -------------------------------------------------------------------------------------------------------
            4.4          Interest Rate and Payment Dates........................................................ 27
            -------------------------------------------------------------------------------------------------------
            4.5          Conversion Options, Minimum Tranches and Maximum Interest Periods...................... 27
            -------------------------------------------------------------------------------------------------------
            4.6          Inability to Determine Interest Rate................................................... 28
            -------------------------------------------------------------------------------------------------------
            4.7          Illegality............................................................................. 29
            -------------------------------------------------------------------------------------------------------
            4.8          Requirements of Law; Changes of Law.................................................... 29
            -------------------------------------------------------------------------------------------------------
            4.9          Indemnity.............................................................................. 31
            -------------------------------------------------------------------------------------------------------
            4.10         Taxes.................................................................................. 31
            -------------------------------------------------------------------------------------------------------
            4.11         Commitment Fees; Other Fees............................................................ 33
            -------------------------------------------------------------------------------------------------------
            4.12         Computation of Interest and Fees....................................................... 34
            -------------------------------------------------------------------------------------------------------
            4.13         Pro Rata Treatment and Payments........................................................ 34
            -------------------------------------------------------------------------------------------------------

                                                    -i-

            4.14         Payments on Account of Loans and Fees.................................................. 36
            -------------------------------------------------------------------------------------------------------

SECTION 5.               REPRESENTATIONS AND WARRANTIES......................................................... 36
-------------------------------------------------------------------------------------------------------------------

            5.1          Corporate Existence.................................................................... 36
            -------------------------------------------------------------------------------------------------------
            5.2          Corporate Power........................................................................ 37
            -------------------------------------------------------------------------------------------------------
            5.3          No Legal Bar to Loans.................................................................. 37
            -------------------------------------------------------------------------------------------------------
            5.4          No Material Litigation................................................................. 37
            -------------------------------------------------------------------------------------------------------
            5.5          No Default............................................................................. 38
            -------------------------------------------------------------------------------------------------------
            5.6          Ownership of Properties; Liens......................................................... 38
            -------------------------------------------------------------------------------------------------------
            5.7          Taxes.................................................................................. 38
            -------------------------------------------------------------------------------------------------------
            5.8          ERISA.................................................................................. 38
            -------------------------------------------------------------------------------------------------------
            5.9          Financial Condition.................................................................... 39
            -------------------------------------------------------------------------------------------------------
            5.10         No Change.............................................................................. 39
            -------------------------------------------------------------------------------------------------------
            5.11         Federal Regulations.................................................................... 39
            -------------------------------------------------------------------------------------------------------
            5.12         Not an "Investment Company"............................................................ 40
            -------------------------------------------------------------------------------------------------------
            5.13         Intellectual Property.................................................................. 40
            -------------------------------------------------------------------------------------------------------
            5.14         Environmental Matters.................................................................. 40
            -------------------------------------------------------------------------------------------------------
            5.15         Models and Pro Forma Balance Sheet..................................................... 41
            -------------------------------------------------------------------------------------------------------
            5.16         Disclosure............................................................................. 41
            -------------------------------------------------------------------------------------------------------
            5.17         Solvency............................................................................... 41
            -------------------------------------------------------------------------------------------------------
            5.18         Guarantees............................................................................. 42
            -------------------------------------------------------------------------------------------------------
            5.19         Matters Relating to Subsidiaries....................................................... 42
            -------------------------------------------------------------------------------------------------------
            5.20         Labor Matters.......................................................................... 42
            -------------------------------------------------------------------------------------------------------
            5.21         Tax Allocation Agreement............................................................... 42
            -------------------------------------------------------------------------------------------------------

SECTION 6.               CONDITIONS PRECEDENT................................................................... 42
-------------------------------------------------------------------------------------------------------------------

            6.1          Conditions to Initial Extensions of Credit............................................. 42
            -------------------------------------------------------------------------------------------------------
            6.2          Conditions to Each Extension of Credit................................................. 46
            -------------------------------------------------------------------------------------------------------

SECTION 7.               AFFIRMATIVE COVENANTS.................................................................. 46
-------------------------------------------------------------------------------------------------------------------

            7.1          Financial Statements................................................................... 46
            -------------------------------------------------------------------------------------------------------
            7.2          Certificates; Other Information........................................................ 47
            -------------------------------------------------------------------------------------------------------
            7.3          Payment of Obligations................................................................. 48
            -------------------------------------------------------------------------------------------------------
            7.4          Conduct of Business and Maintenance of Existence....................................... 48
            -------------------------------------------------------------------------------------------------------
            7.5          Maintenance of Property; Insurance..................................................... 49
            -------------------------------------------------------------------------------------------------------
            7.6          Inspection of Property; Books and Records; Discussions................................. 49
            -------------------------------------------------------------------------------------------------------
            7.7          Notices................................................................................ 49
            -------------------------------------------------------------------------------------------------------
            7.8          Maintenance of Corporate Identity...................................................... 50
            -------------------------------------------------------------------------------------------------------
            7.9          Environmental Laws..................................................................... 50
            -------------------------------------------------------------------------------------------------------
            7.10         Intellectual Property.................................................................. 51
            -------------------------------------------------------------------------------------------------------

                                                          -ii-

SECTION 8.               NEGATIVE COVENANTS..................................................................... 52
-------------------------------------------------------------------------------------------------------------------

            8.1          Financial Covenants.................................................................... 52
            -------------------------------------------------------------------------------------------------------
            8.2          Limitation on Liens.................................................................... 52
            -------------------------------------------------------------------------------------------------------
            8.3          Limitation on Contingent Obligations................................................... 54
            -------------------------------------------------------------------------------------------------------
            8.4          Limitation on Fundamental Changes...................................................... 55
            -------------------------------------------------------------------------------------------------------
            8.5          Limitation on Sale of Assets........................................................... 56
            -------------------------------------------------------------------------------------------------------
            8.6          Limitation on Restricted Payments...................................................... 56
            -------------------------------------------------------------------------------------------------------
            8.7          Limitation on Investments, Loans and Advances.......................................... 57
            -------------------------------------------------------------------------------------------------------
            8.8          Sale and Leaseback..................................................................... 58
            -------------------------------------------------------------------------------------------------------
            8.9          Limitation on Transactions with Affiliates............................................. 58
            -------------------------------------------------------------------------------------------------------
            8.10         Accounting Changes..................................................................... 58
            -------------------------------------------------------------------------------------------------------
            8.11         Indebtedness........................................................................... 59
            -------------------------------------------------------------------------------------------------------
            8.12         Limitation on Modifications of Tax Allocation Agreement................................ 59
            -------------------------------------------------------------------------------------------------------
            8.13         Limitation on Negative Pledge Clauses.................................................. 60
            -------------------------------------------------------------------------------------------------------
            8.14         Limitation on Lines of Business........................................................ 60
            -------------------------------------------------------------------------------------------------------
            8.15         Limitation on Restrictions on Subsidiary Distributions................................. 60
            -------------------------------------------------------------------------------------------------------
            8.16         Limitation on Subsidiaries............................................................. 60
            -------------------------------------------------------------------------------------------------------

SECTION 9.               EVENTS OF DEFAULT...................................................................... 61
-------------------------------------------------------------------------------------------------------------------

SECTION 10.              THE ADMINISTRATIVE AGENT............................................................... 64
-------------------------------------------------------------------------------------------------------------------

            10.1         Appointment............................................................................ 64
            -------------------------------------------------------------------------------------------------------
            10.2         Delegation of Duties................................................................... 64
            -------------------------------------------------------------------------------------------------------
            10.3         Exculpatory Provisions................................................................. 64
            -------------------------------------------------------------------------------------------------------
            10.4         Reliance by the Administrative Agent................................................... 65
            -------------------------------------------------------------------------------------------------------
            10.5         Notice of Default...................................................................... 65
            -------------------------------------------------------------------------------------------------------
            10.6         Non-Reliance on the Administrative Agent and the Other Lenders......................... 65
            -------------------------------------------------------------------------------------------------------
            10.7         Indemnification........................................................................ 66
            -------------------------------------------------------------------------------------------------------
            10.8         The Administrative Agent in Its Individual Capacity.................................... 67
            -------------------------------------------------------------------------------------------------------
            10.9         Successor Administrative Agent......................................................... 67
            -------------------------------------------------------------------------------------------------------
            10.10        Issuing Lender as Issuer of Letters of Credit.......................................... 67
            -------------------------------------------------------------------------------------------------------
            10.11        Documentation Agent.................................................................... 67
            -------------------------------------------------------------------------------------------------------
            10.12        Syndication Agent...................................................................... 67
            -------------------------------------------------------------------------------------------------------

SECTION 11.              MISCELLANEOUS.......................................................................... 68
-------------------------------------------------------------------------------------------------------------------

            11.1         Amendments and Waivers................................................................. 68
            -------------------------------------------------------------------------------------------------------
            11.2         Notices................................................................................ 69
            -------------------------------------------------------------------------------------------------------
            11.3         No Waiver; Cumulative Remedies......................................................... 70
            -------------------------------------------------------------------------------------------------------
            11.4         Survival of Representations and Warranties............................................. 70
            -------------------------------------------------------------------------------------------------------
            11.5         Payment of Expenses and Taxes.......................................................... 70
            -------------------------------------------------------------------------------------------------------


                                                       -iii-


            11.6         Successors and Assigns; Loan Participations............................................ 71
            -------------------------------------------------------------------------------------------------------
            11.7         Adjustments; Set-off................................................................... 74
            -------------------------------------------------------------------------------------------------------
            11.8         Severability........................................................................... 75
            -------------------------------------------------------------------------------------------------------
            11.9         Releases of Guarantee Obligations...................................................... 75
            -------------------------------------------------------------------------------------------------------
            11.10        Effectiveness; Counterparts............................................................ 75
            -------------------------------------------------------------------------------------------------------
            11.11        SUBMISSION TO JURISDICTION; WAIVERS.................................................... 75
            -------------------------------------------------------------------------------------------------------
            11.12        GOVERNING LAW.......................................................................... 76
            -------------------------------------------------------------------------------------------------------

SCHEDULES
---------

Schedule 1.1(A)   Lenders; Addresses for Notices
------------------------------------------------
Schedule 1.1(B)   Commitments
-----------------------------
Schedule 3.9      Existing Letters of Credit
--------------------------------------------
Schedule 5.19     Subsidiaries
------------------------------
Schedule 8.2(j)   Existing Liens
--------------------------------
Schedule 8.11(b)  Existing Indebtedness
---------------------------------------


EXHIBITS
--------

Exhibit A         Form of Note
------------------------------
Exhibit B-1       Form of Opinion of Paul, Weiss, Rifkind, Wharton & Garrison
-----------------------------------------------------------------------------
Exhibit B-2       Form of Opinion of General Counsel
----------------------------------------------------
Exhibit C         Form of Assignment and Acceptance
---------------------------------------------------
Exhibit D-1       Form of Holdings Guarantee
--------------------------------------------
Exhibit D-2       Form of Subsidiaries Guarantee
------------------------------------------------

                  CREDIT AGREEMENT, dated as of March 2, 1998, among:

         (a) CONSOLIDATED CIGAR CORPORATION, a Delaware corporation (the "Company");

         (b) the financial institutions from time to time parties hereto (the "Lenders");

         (c) THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders;

         (d)      CHASE SECURITIES INC., as arranger;

         (e) NATIONSBANK, N.A., a national banking association, as documentation agent (in such capacity, the "Documentation Agent") for the Lenders; and

         (f) CREDIT SUISSE FIRST BOSTON, as syndication agent (in such capacity, the "Syndication Agent") for the Lenders.


                             W I T N E S S E T H :

                  WHEREAS, the Company has requested the Lenders to make revolving extensions of credit to it on the terms and conditions set forth herein in an aggregate principal amount outstanding at any time not to exceed $140,000,000 to finance the redemption (the "Note Redemption") of all of the Company's outstanding 10-1/2% Senior Subordinated Notes due 2003 (the "Senior Subordinated Notes"), and to finance the working capital needs of the Company and its Subsidiaries and for other general corporate purposes; and

                  WHEREAS, the Lenders are willing to make revolving credit extensions to the Company, but only on and subject to the terms and conditions hereof;

                  NOW, THEREFORE in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent hereby agree as follows:


                  SECTION 1.  DEFINITIONS

                  1.1 Defined Terms. As used in this Agreement, the following terms shall have the following respective meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                  "Adjustment Date" shall have the meaning assigned to such term in the definition of Pricing Grid;

                  "Administrative Agent" shall have the meaning assigned to such term in the preamble hereto;

                  "Affected Loan" shall have the meaning assigned to such term in subsection 4.6(a);

                  "Affiliate" of any Person shall mean any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, the first Person. For purposes of this definition, a Person shall be deemed to be "controlled by" another Person if such other Person possesses, directly or indirectly, power either to
(a) vote 10% or more of the securities having ordinary voting power for the election of directors of such first Person or (b) direct or cause the direction of the management and policies of such first Person whether by contract or otherwise;

                  "Aggregate Commitment" shall mean the aggregate Commitments of the Lenders, the original amount of which totals $140,000,000, as such amount may be reduced from time to time pursuant to the terms of this Agreement;

                  "Aggregate Outstanding Extensions of Credit" shall mean, at any time, the amount equal to the sum of (a) the aggregate principal amount of all Loans then outstanding and (b) the aggregate amount of all L/C Obligations then outstanding;

                  "Agreement" shall mean this Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time;

                  "Alternate Base Rate" for any day, shall mean a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate, or both, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist;

                  "Alternate Base Rate Loans" shall mean Loans hereunder at such time as such Loans are made and/or being maintained at a rate of interest based upon the Alternate Base Rate;

                  "Applicable Margin" shall mean 0.750% per annum; provided, that on and after the first Adjustment Date, occurring upon the delivery of the consolidated financial statements of the Company and the Subsidiaries for the fiscal quarter ended June 30, 1998, the Applicable Margin with respect to Loans, will be determined pursuant to the definition of Pricing Grid;

                  "Application" shall mean an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to open a Letter of Credit;

                  "Assignment and Acceptance" shall have the meaning assigned to such term in subsection 11.6(c);

                  "Available Commitment" at any date, shall mean the amount equal to the difference between (a) the Aggregate Commitment at such date and
(b) the Aggregate Outstanding Extensions of Credit at such date;

                  "Bankruptcy Code" shall mean Title 11, United States Code, as amended from time to time;

                  "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate;

                  "Benefitted Lender" shall have the meaning assigned to such term in subsection 11.7(a);

                  "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close;

                  "Capital Expenditures" for any period, shall mean all amounts (whether paid in cash or accrued as liabilities, including all obligations in respect of Capital Leases) that would in accordance with GAAP be set forth as "capital expenditures" on the consolidated statement of cash flows of the Company and its Subsidiaries for such period;

                  "Capital Lease" shall mean any lease of property (real, personal or mixed) which in accordance with GAAP is or should be capitalized on the lessee's balance sheet;

                  "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing;

                  "Cash Equivalents" shall mean (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by Standard & Poor's Ratings Group or any successor ("S&P") or P-2 by Moody's Investors Service, Inc. or any successor ("Moody's"), (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States or by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds sponsored by any registered broker dealer or mutual fund distributor;

                  "C/D Assessment Rate" shall mean, for any day, the net annual assessment rate (rounded upward to the nearest 1/100th of 1%) determined by the Administrative Agent to be payable on such day to the Federal Deposit Insurance Corporation or any successor ("FDIC") for FDIC's insuring time deposits made in Dollars at offices of the Administrative Agent in the United States;

                  "C/D Reserve Percentage" shall mean, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor), for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding one billion Dollars in respect of new non-personal time deposits in Dollars in New York City having a maturity of three months and in an amount of $100,000 or more;

                  "Change of Control" shall have occurred if any "person" (as such term is used in Section 13(d) or 14(d) of the Exchange Act) other than one or more Permitted Holders (any such other Person, an "Unrelated Person") or any Unrelated Persons acting as a "group" (as such term is defined in Section 13(d)(3) of the Exchange Act), together with any Affiliates thereof which are Unrelated Persons, (A) shall acquire "beneficial ownership" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 35% of the total voting power of all classes of Voting Stock of Holdings then outstanding or (B) shall have elected, or shall have caused to be elected, a sufficient number of its or their nominees to the board of directors of Holdings such that the nominees so elected (whether new or continuing directors) shall constitute a majority of the board of directors of Holdings;

                  "Closing Date" shall have the meaning assigned to such term in subsection 6.1;

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time;

                  "Commercial Letter of Credit" shall have the meaning assigned to such term in subsection 3.1;

                  "Commitment" of any Lender at any date shall mean the obligation of such Lender at such date to (a) make Loans to the Company or (b) issue or participate in Letters of Credit on behalf of the Company, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name under the caption "Commitment" on
Schedule 1.1(B), as such amount may be reduced from time to time in accordance with the provisions hereof; collectively, as to all Lenders, the "Commitments";

                  "Commitment Fee Rate" shall mean 0.200% per annum; provided that on and after the first Adjustment Date occurring upon the delivery of the consolidated financial statements of the Company and the Subsidiaries for the fiscal quarter ended June 30, 1998 the Commitment Fee Rate will be determined pursuant to the definition of Pricing Grid;

                  "Commitment Percentage" for any Lender at any time shall mean the percentage of the Aggregate Commitment then constituted by such Lender's Commitment;

                  "Commitment Period" shall mean the period commencing on the Closing Date and ending on the Termination Date;

                  "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414(b) or (c) (or, solely for purposes of Section 412 of the Code and Section 302 of ERISA, Section 414(m) or (o)) of the Code;

                  "Company" shall have the meaning assigned to such term in the preamble hereto;

                  "Consolidated EBITDA" for any fiscal period of the Company shall mean the Consolidated Net Income or Consolidated Net Loss, as the case may be, for such fiscal period, (a) after restoring thereto amounts deducted for (i) extraordinary losses, (ii) depreciation and amortization (including write-offs or write-downs of amortizable and depreciable items), (iii) Consolidated Interest Expense, (iv) "provision for taxes" (or any like caption) on a consolidated statement of earnings of the Company and its Subsidiaries for such fiscal period, (v) any losses in respect of currency fluctuations and (vi) minority interests and (b) after deducting therefrom (i) extraordinary gains (which extraordinary items of gain shall include, whether or not so includable in accordance with GAAP, any item of gain resulting from the sale, lease or other disposition of any principal property of the Company and its Subsidiaries taken as a whole or the Capital Stock of any material Subsidiary of the Company), (ii) the portion of net income of the Company and its Subsidiaries allocable to interests in unconsolidated Persons to the extent that cash dividends or distributions in respect of such portion of net income have not actually been received by the Company or any of its domestic Subsidiaries, (iii) the portion of any extraordinary loss actually paid in cash, but not including the amount of the premium paid by the Company in connection with the Note Redemption, and (iv) any gains in respect of currency fluctuations; provided any such restorations or deductions shall only be restored or deducted to the extent included in the determination of Consolidated Net Income or Consolidated Net Loss;

                  "Consolidated Interest Expense" for any fiscal period of the Company shall mean the amount which, in conformity with GAAP, would be set forth opposite the caption "interest expense" (or any like caption) on a consolidated statement of earnings of the Company and its Subsidiaries for such fiscal period;

                  "Consolidated Net Income" or "Consolidated Net Loss" for any fiscal period of the Company shall mean the amount which, in conformity with GAAP, would be set forth opposite the caption "net income" (or any like caption) or "net loss" (or any like caption), as the case may be, on a consolidated statement of earnings of the Company and its Subsidiaries for such fiscal period;

                  "Contingent Obligation" as to any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends, letters of credit or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any "keep-well" or "make-well" agreement, guarantee of return on equity or other obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the obligee under any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the obligee under such primary obligation against loss in respect thereof;

                  "Contractual Obligation" of any Person shall mean any provision of any material debt security or of any material preferred capital stock or other equity interest issued by such Person or of any material indenture, mortgage, agreement, instrument or undertaking to which such Person is a party or by which it or any of its material property is bound; "Credit Documents" shall mean this Agreement, the Notes, the Applications and the Guarantees, each, a "Credit Document";

                  "Cross Default" of any Person shall mean (a) default in the payment of any amount when due (whether at maturity or by acceleration) on any of its Indebtedness (other than any such default in respect of the Loans, the Notes or the Reimbursement Obligations) or in the payment of any matured Contingent Obligation in respect of any Indebtedness of any other Person (except for any such payments on account of any such Indebtedness and Contingent Obligations in an aggregate principal amount at any one time outstanding of up to $5,000,000) or (b) default in the observance or performance of any other agreement or condition relating to any such Indebtedness (except for any such Indebtedness and Contingent Obligations in an aggregate principal amount at any one time outstanding of up to $5,000,000) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness (except for any such Indebtedness in an aggregate principal amount at any one time outstanding of up to $5,000,000) to become due or to be required to be redeemed or repurchased prior to its stated maturity;

                  "Cuban Cigar" shall mean Cuban Cigar Brands, NV, a company organized under the laws of the Netherlands-Antilles;

                  "Default" shall mean any of the events specified in Section 9, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied;

                  "Disposition" shall mean with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms "Dispose" and "Disposed of" shall have correlative meanings;

                  "Documentation Agent" shall have the meaning assigned to such term in the preamble hereto;

                  "Dollars" and "$" shall mean dollars in lawful currency of the United States;

                  "Domestic Subsidiary" shall mean each Subsidiary of the Company which is organized under the laws of a State within the United States;

                  "Environmental Laws" shall mean any and all federal, foreign, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority, and any and all Requirements of Law regulating, relating to or imposing liability or standards of conduct concerning pollution or protection of human health or the environment, as now or may at any time hereafter be in effect;

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time;

                  "Eurodollar Base Rate" with respect to each Eurodollar Loan of each Lender for each Interest Period shall mean the rate per annum equal to the rate at which the Administrative Agent is offered Dollar deposits two Working Days prior to the beginning of such Interest Period in the interbank eurodollar market where the foreign currency and exchange operations or eurodollar funding operations of the Administrative Agent are customarily conducted at or about 11:00 A.M. (London time) for delivery on the first day of such Interest Period for the number of days contained therein and in an amount equal to a representative amount of such deposits;

                  "Eurodollar Loan" shall mean each Loan hereunder at such time as it is made and/or being maintained at a rate of interest based upon the Eurodollar Rate;

                  "Eurodollar Rate" with respect to each Eurodollar Loan for each day during an Interest Period shall mean the rate per annum determined for such day (rounded upwards to the nearest whole multiple of 1/100th of one percent) equal to the following:

                             Eurodollar Base Rate
                    ---------------------------------------
                    1.00 - Eurodollar Reserve Requirements;

                  "Eurodollar Reserve Requirements" with respect to any Interest Period for any Eurodollar Loan shall mean the aggregate of the rates (expressed as a decimal) of reserve requirements current on the date two Working Days prior to the beginning of such Interest Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto), as now and from time to time hereafter in effect, dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) required to be maintained by a member bank of such Federal Reserve System;

                  "Event of Default" shall mean any of the events specified in
Section 9, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied;

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended;

                  "Existing Credit Agreement" shall mean the Credit Agreement, dated as of February 23, 1993, among the Company, the several financial institutions parties thereto and The Chase Manhattan Bank, as Agent, as amended, supplemented or otherwise modified through the Closing Date;

                  "Fabrica" shall mean Fabrica de Tobacos la Flor de Copan, a company organized under the laws of Honduras;

                  "Federal Funds Effective Rate" for any day, shall mean the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it;

                  "Foreign Subsidiary" shall mean any Subsidiary of the Company which is not a Domestic Subsidiary;

                  "Fully Satisfied" shall mean, with respect to:

                           (a) the Payment Obligations as of any date, that,
                  on or before such date, (i) the principal of and interest accrued to such date on such Payment Obligations shall have been paid in full in cash (other than the Undrawn L/C Obligations), (ii) all Undrawn L/C Obligations shall have been Fully Secured, (iii) all fees, expenses and other amounts then due and payable which constitute Payment Obligations (other than the Undrawn L/C Obligations) shall have been paid in full in cash and (iv) the Commitments shall have expired or irrevocably been terminated; and

                           (b) the Obligations (as defined in the Guarantees)
                  as of any date, that, on or before such date, (i) the Payment Obligations shall have been Fully Satisfied and (ii) all Rate Hedging Agreements with any of the Lenders or their Affiliates shall have been terminated or all obligations thereunder (other than for fees, expenses and indemnities) shall have been cash collateralized and all fees, expenses and indemnity payments then due and payable thereunder shall have been paid in full in cash;

                  "Fully Secured" shall mean, with respect to any Undrawn L/C Obligations as of any date, that, on or before such date, such Undrawn L/C Obligations shall have been secured by the grant to the Issuing Lender by the Company of a first priority, perfected security interest in, and Lien on, (a) cash or Cash Equivalents in an amount at least equal to the excess, if any, of the amount of such Undrawn L/C Obligations over the amount of the Aggregate Commitment on such date or (b) other collateral security which is acceptable to the Issuing Lender and the Required Lenders;

                  "GAAP" shall mean generally accepted accounting principles in the United States as in effect as of the date of, and used in, the preparation of the audited consolidated financial statements referred to in subsection 5.9, except that, with respect to the presentation of financial statements required to be furnished hereunder, GAAP shall mean generally accepted accounting principles in the United States as in effect from time to time;

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including, without limitation, any governmental department, commission, board, bureau, agency or instrumentality, or other court or arbitrator, in each case whether of the United States or foreign) and the National Association of Insurance Commissioners;

                  "Guarantees" shall be the collective reference to the Holdings Guarantee, the Subsidiaries Guarantee and each other guarantee delivered to the Administrative Agent to support the Payment Obligations of the Company hereunder and under the Notes, as each of the same may be amended, supplemented or otherwise modified from time to time; individually, a "Guarantee";

                  "Guarantors" shall be the collective reference to the guarantors parties to the Guarantees; individually, a "Guarantor";

                  "Hazardous Materials" shall mean any hazardous materials, hazardous wastes, hazardous or toxic substances, defined or regulated as such in or under any Environmental Law, including without limitation asbestos, Petroleum Products and material exhibiting the characteristics of ignitability, corrosivity, reactivity or extraction procedure toxicity, as such terms are defined in connection with hazardous materials or hazardous wastes or hazardous or toxic substances in any Environmental Law;

                  "Holdings" shall mean Consolidated Cigar Holdings Inc., a Delaware corporation, the direct parent of the Company;

                  "Holdings Guarantee" shall mean the Guarantee, to be executed and delivered by Holdings, substantially in the form of Exhibit D-1, as the same may be amended, supplemented or otherwise modified from time to time;

                  "Holdings Note" shall mean the promissory note of Holdings, dated

August 21, 1996, owing to Mafco Consolidated Group Inc.;

                  "Indebtedness" of a Person shall mean (a) indebtedness of such Person for borrowed money whether short-term or long-term and whether secured or unsecured, (b) indebtedness of such Person for the deferred purchase price of services or property, which purchase price (i) is due twelve months or more from the date of incurrence of the obligation in respect thereof or (ii) customarily or actually is evidenced by a note or other written instrument (including, without limitation, any such indebtedness which is non-recourse to the credit of such Person but is secured by assets of such Person), (c) obligations of such Person under Capital Leases, (d) obligations of such Person arising under acceptance facilities, (e) the undrawn face amount of, and unpaid reimbursement obligations in respect of, all letters of credit issued for the account of such Person, (f) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (g) all obligations of such Person upon which interest charges are customarily paid, (h) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property),
(i) obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Capital Stock of such Person (with redeemable preferred capital stock being valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends), (j) all executory obligations of such Person in respect of interest rate agreements and foreign exchange and other financial hedge contracts (including, without limitation, equity hedge contracts), (k) all Indebtedness of the types referred to in clauses (a) through (j) above for which such Person is obligated under a Contingent Obligation and (l) renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any such indebtedness, obligation or guarantee;

                  "indemnified liabilities" shall have the meaning assigned to such term in subsection 11.5;

                  "Insolvency" shall mean with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of such term as used in Section 4245 of ERISA;

                  "Insolvent" shall pertain to a condition of Insolvency;

                  "Intellectual Property" shall have the meaning assigned to such term in subsection 5.13;

                  "Interest Coverage Ratio" at the last day of any fiscal quarter, shall mean the ratio of (a) (i) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date less (ii) Capital Expenditures for the period of four consecutive fiscal quarters ending on such date to (b) Consolidated Interest Expense for the period of four consecutive fiscal quarters ending on such date;

                  "Interest Payment Date" shall mean (a) as to any Alternate Base Rate Loan, the last day of each March, June, September and December, commencing on the first of such days to occur after such Alternate Base Rate Loan is made or Eurodollar Loans are converted to Alternate Base Rate Loans,
(b) as to any Eurodollar Loan with an Interest Period of three months or less, the last day of the Interest Period with respect thereto, (c) as to any Eurodollar Loan with an Interest Period of six months, the day which is three months after the first day of such Interest Period and the last day of such Interest Period and (d) in any event, the Termination Date;

                  "Interest Period" shall mean, (a) initially, with respect to any Eurodollar Loan, the period commencing on the borrowing date or the initial date of conversion with respect to such Eurodollar Loan and ending one, two, three or six months thereafter as selected by the Company in a notice of borrowing or conversion, as the case may be, as provided herein and
(b) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such Eurodollar Loan, as the case may be, and ending one, two, three or six months thereafter, in any such case as selected by the Company in accordance with the provisions of subsection 4.5; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                           (x) if any Interest Period relating to a Eurodollar
                  Loan would otherwise end on a day which is not a Working Day, such Interest Period shall be extended to the next succeeding Working Day, unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Working Day;

                           (y) the Company shall not select an Interest Period
                  relating to any Eurodollar Loan which extends beyond the Termination Date and any Interest Period relating to any Eurodollar Loan that would otherwise extend beyond the Termination Date shall end on such date; and

                           (z) if any Interest Period relating to a Eurodollar
                  Loan begins
                  on the last Working Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), such Interest Period shall end on the last Working Day of a calendar month;

                  "Issuing Lender" with respect to any Letter of Credit issued or requested to be issued, shall mean The Chase Manhattan Bank or, subject to the consent of the Company (which consent shall not be unreasonably withheld or delayed), any other Lender designated by the Administrative Agent that agrees to serve in such capacity;

                  "Jamaica Tobacco" shall mean Jamaica Tobacco Manufacturing Company (1995) Limited, a company organized under the laws of Jamaica;

                  "L/C Commitment" shall equal $20,000,000;

                  "L/C Fee Payment Date" shall mean the last day of each March, June, September and December and, in any event, the Termination Date;

                  "L/C Obligations" shall mean, at any time, an amount equal to the sum of (a) the aggregate amount of Undrawn L/C Obligations then outstanding and (b) the aggregate amount of then unreimbursed Reimbursement Obligations;

                  "L/C Participants" shall be the collective reference to all the Lenders, other than the Issuing Lender (or, to the extent that the Issuing Lender is an affiliate of a Lender, such Lender);

                  "Lenders" shall have the meaning assigned to such term in the preamble hereto;

                  "Letters of Credit" shall have the meaning assigned to such term in subsection 3.1;

                  "Leverage Ratio" at the last day of any fiscal quarter, shall mean the ratio of (a) Total Debt (after giving effect to all prepayments made on such day) on such day to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such day;

                  "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, (a) any conditional sale or other title retention agreement, (b) any financing lease having substantially the same economic effect as any of the foregoing, and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities (other than, in the case of securities other than the Capital Stock of any Subsidiary of the Company, pursuant to normal settlement terms));

                  "Loan" and "Loans" shall have the meanings assigned to such terms in subsection 2.1;

                  "Loan Parties" shall mean the Company and the Guarantors;

                  "Material Adverse Effect" shall mean a material adverse effect upon (a) the business, assets, operations, condition (financial or otherwise), performance, properties or prospects of Holdings, the Company and their Subsidiaries taken as a whole, (b) the ability of Holdings, the Company and each of their Subsidiaries to perform its obligations under the Credit Documents or (c) the rights and remedies available to the Administrative Agent and/or the Lenders under any Credit Document;

                  "Multiemployer Plan" shall mean a Plan (other than a welfare plan as defined in Section 3(1) of ERISA) which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA;

                  "Note" shall have the meaning assigned to such term in subsection 2.2(c);

                  "Note Redemption" shall have the meaning assigned to such term in the recitals hereto;

                  "Parent" shall have the meaning assigned to such term in subsection 7.8; "Participants" shall have the meaning assigned to such term in subsection 11.6(b);

                  "Payment Obligations" shall mean (a) all principal, interest, fees, charges, expenses, attorneys' fees and disbursements, indemnities, reimbursement obligations and any other amounts payable by any Person under any Credit Document (including, without limitation, the L/C Obligations) and (b) any amount in respect of any of the foregoing that the Administrative Agent or any Lender, in its sole discretion, may elect to pay or advance under this Agreement on behalf of such Person after the occurrence and during the continuance of a Default or an Event of Default;

                  "Payment Sharing Notice" shall mean a written notice from the

Company or any Lender informing the Administrative Agent that an Event of Default has occurred and is continuing and directing the Administrative Agent to allocate payments thereafter received from the Company in accordance with the provisions of subsection 4.13(b)(ii);

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (and any Governmental Authority which may succeed to the powers and functions thereof);

                  "Permitted Exceptions" shall have the meaning assigned to such term in subsection 8.2;

                  "Permitted Holders" shall mean Ronald O. Perelman (or, in the event of his incompetence or death, his estate, heirs, executor, administrator, committee or other personal representative) (collectively, "heirs") or any Person controlled, directly or indirectly, by Ronald O. Perelman or his heirs;

                  "Person" shall mean an individual, a partnership, a corporation, a business trust, a joint stock company, a limited liability company, a trust, an unincorporated association, a joint venture, a Governmental Authority or any other entity of whatever nature;

                  "Petroleum Products" shall mean gasoline, diesel fuel, motor oil, waste or used oil, heating oil, kerosene and any other petroleum products, including crude oil or any fraction thereof;

                  "Plan" shall mean at any particular time, any employee benefit plan which is covered by ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan was terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA;

                  "Potential Withdrawal Liability" shall have the meaning assigned to such term in subsection 5.8;

                  "Pricing Grid" shall mean the pricing grid set forth below:

----------------------------------------------------------------------------------------------------------------
                          Leverage Ratio                             Applicable Margin         Commitment
                                                                                                Fee Rate
----------------------------------------------------------------------------------------------------------------
               Greater than or equal to 2.00 to 1.0                        1.000%                0.225%
----------------------------------------------------------------------------------------------------------------

                                                                            17


  Greater than or equal to 1.00 to 1.0 and less than 2.00 to 1.0           0.750%                0.200%
----------------------------------------------------------------------------------------------------------------
  Greater than or equal to .75 to 1.0 and less than 1.00 to 1.0            0.625%                0.200%
----------------------------------------------------------------------------------------------------------------
   Greater than or equal to .50 to 1.0 and less than .75 to 1.0            0.500%                0.175%
----------------------------------------------------------------------------------------------------------------
                       Less than .50 to 1.0                                0.375%                0.150%
----------------------------------------------------------------------------------------------------------------

Changes in the Applicable Margin with respect to Eurodollar Loans or in the Commitment Fee Rate resulting from changes in the Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered to the Lenders pursuant to subsections 7.1(a) and (c) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any such financial statements are not delivered within the time periods specified in subsections 7.1(a) and (c), then from the time such financial statements were due, until such financial statements are delivered, the Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 2.00 to 1.00. In addition, at all times while an Event of Default shall have occurred and be continuing, the Leverage Ratio shall for the purposes of this definition be deemed to be greater than 2.00 to 1.00. Each determination of the Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Company ending at the end of the period covered by the relevant financial statements;

                  "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City (each change in the Prime Rate to be effective on the date such change is publicly announced);

                  "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock;

                  "Purchasing Lenders" shall have the meaning assigned to such term in subsection 11.6 (c)(ii);

                  "Rate Hedging Agreement" shall mean any (a) interest rate swap, option, cap, collar or insurance, (b) foreign exchange contract or (c) any other agreement or arrangement designed to provide protection against fluctuations in interest rates or currency exchange rates;

                  "Real Property" shall have the meaning assigned to such term in subsection 5.14;

                  "Register" shall have the meaning assigned to such term in subsection 11.6(d));

                  "Reimbursement Obligation" shall mean the obligation of the Company to reimburse the Issuing Lender pursuant to subsection 3.5 for amounts drawn under Letters of Credit;

                  "Reorganization" shall mean with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA;

                  "Reportable Event" shall mean any of the events set forth in
Section 4043(c) of ERISA, other than those events as to which the 30-day notice period is waived by regulation (except for any waiver under PBGC Reg.
Section 4043.25);

                  "Required Lenders" at any date, shall mean the holders of at least a majority of the Aggregate Commitment on such date;

                  "Requirement of Law" for any Person shall mean the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property or to which such Person or any of its material property is subject;

                  "Responsible Officer" shall mean any officer at the level of Vice President or higher of the Company or, with respect to financial matters, the Chief Financial Officer, Chief Accounting Officer or Treasurer of the Company;

                  "Restricted Payment" shall mean (a) any payment by the Company or any of its Subsidiaries of a dividend (other than a dividend payable solely in Capital Stock of the Company) on, or any payment on account of, the purchase, redemption or retirement of, or any other distribution on, any shares of any class of Capital Stock of the Company (including any such payment or distribution in cash or in property or obligations of the Company or any of its Subsidiaries), (b) any loan or advance by the Company or any of its Subsidiaries to any Affiliate of the Company or (c) the payment by the Company or any of its Subsidiaries of any management or administrative fee to any Affiliate of the Company or of any salary, bonus or other form of compensation other than in the ordinary course of business to any Person who is a significant stockholder or executive officer of any Affiliate of the Company;

                  "Senior Subordinated Notes" shall have the meaning assigned to such term in the recitals hereto;

                  "Significant Trademark" shall mean any Trademark which is of such a nature that the Company or its Subsidiaries in accordance with its ordinary business practice then obtaining would file an application for trademark registration in the United States Patent and Trademark Office;

                  "Single Employer Plan" shall mean any Plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA;

                  "Standby Letter of Credit" shall have the meaning assigned to such term in subsection 3.1;

                  "Subsidiaries Guarantee" shall mean the Guarantee, to be executed and delivered by each Domestic Subsidiary of the Company (with assets the fair market value of which exceeds $100,000), substantially in the form of Exhibit D-2, as the same shall be amended, supplemented or otherwise modified from time to time;

                  "Subsidiary" of any Person shall mean a corporation or other entity of which shares of Capital Stock or other ownership interests having ordinary voting power (other than Capital Stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person; unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company and all references to a "wholly owned Subsidiary" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company of which the Company directly or indirectly owns all of the Capital Stock (other than directors' qualifying shares);

                  "Syndication Agent" shall have the meaning assigned to such term in the preamble hereto;

                  "Taxable Lender" shall have the meaning assigned to such term in subsection 4.10(d);

                  "Tax Allocation Agreement" shall mean the Amended and Restated Tax Sharing Agreement entered into as of June 15, 1995 by and among Mafco Holdings Inc., a Delaware corporation, Holdings (formerly known as Consolidated Cigar (Parent) Holdings Inc.), Mafco Consolidated Group Inc., a Delaware corporation, the Company, its Subsidiaries and any entities which become parties thereto pursuant to the terms thereof, as amended, supplemented or otherwise modified from time to time; "Taxes" shall have the meaning assigned to such term in subsection 4.10(a);

                  "Termination Date" shall mean the earlier of (a) March 3, 2003, and (b) such earlier date upon which the Commitments shall terminate in accordance with the terms hereof;

                  "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors of the Federal Reserve System (the "Board") through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it;

                  "Total Debt" at any time, shall mean the sum (without duplication) of (a) the aggregate principal amount of all outstanding Indebtedness of the Company and its Subsidiaries and (b) all outstanding Contingent Obligations of the Company and its Subsidiaries in respect of Indebtedness of Persons other than the Company or any of its Subsidiaries; provided that Indebtedness of the type described in clauses (e) and (j) of the definition of the term Indebtedness shall not be included for the purpose of calculating Total Debt;

                  "Trademark" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious source of business identifiers of the Company and its Subsidiaries, and the goodwill associated therewith, existing as of the Closing Date or thereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any political subdivision thereof, or otherwise, and (b) all renewals thereof;

                  "Tranche" shall be the collective reference to Eurodollar Loans the Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day);

                  "Transferee" shall have the meaning assigned to such term in subsection 11.6(f);

                  "Undrawn L/C Obligations" shall mean the portion, if any, of the Payment Obligations constituting the contingent obligation of the Company to reimburse the Issuing Lender in respect of the then undrawn and unexpired portions of the Letters of Credit issued by the Issuing Lender pursuant to subsection 3.1;

                  "Unfunded Pension Amount" shall have the meaning assigned to such term in subsection 5.8;

                  "Uniform Commercial Code" and "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York;

                  "Uniform Customs" shall mean the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time;

                  "United States" shall mean the United States of America;

                  "Voting Stock" shall mean, as to any Person, Capital Stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency);

                  "Working Day" shall mean any Business Day other than a Business Day on which commercial banks in London, England are authorized or required by law to close;

                  1.2 Other Definitional Provisions. (a) All terms defined in this Agreement shall have the defined meanings when used in any other Credit Document or any certificate or other document made or delivered pursuant hereto or thereto unless otherwise defined therein.

                  (b) As used herein, in the other Credit Documents and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in subsection 1.1, and accounting terms partly defined in subsection 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement or any other Credit Document shall refer to this Agreement or such other Credit Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Credit Document, as the case may be; and Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement, unless otherwise specified.


                  SECTION 2. AMOUNTS AND TERMS OF COMMITMENTS

                  2.1 Commitments. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make loans in Dollars (individually, a "Loan"; collectively, the "Loans") to the Company from time to time during the period from the Closing Date to the Termination Date in an aggregate principal amount at any one time outstanding not to exceed the amount equal to the Commitment Percentage of such Lender times the Aggregate Commitment as of such date, but in no event more than the amount which when added to such Lender's Commitment Percentage of the L/C Obligations then outstanding does not exceed the amount of such Lender's Commitment. During the period commencing on the Closing Date and ending on the Termination Date, the Company may use the Commitments by borrowing, repaying the Loans in whole or in part and reborrowing, all in accordance with the terms and conditions hereof.

                  2.2 Obligations of the Company. (a) The Company agrees that each Loan made by each Lender pursuant hereto shall constitute the promise and obligation of the Company to pay to the Administrative Agent, for the benefit of such Lender, at the office of the Administrative Agent, 270 Park Avenue, New York, New York 10017, in lawful money of the United States and in immediately available funds the aggregate unpaid principal amount of all

Loans made to the Company by such Lender pursuant to subsection 2.1, which amounts shall be due and payable (whether at maturity or by acceleration) as set forth in this Agreement and, in any event, on the Termination Date.

                  (b) The Company agrees that each Lender is authorized to record (i) the date and amount of each Loan made to the Company by such Lender pursuant to subsection 2.1, (ii) the date of each interest rate conversion pursuant to subsection 4.5 and the principal amount subject thereto, (iii) the date and amount of each payment or prepayment of principal of each Loan made by the Company and (iv) in the case of each Eurodollar Loan, the interest rate and Interest Period, in the books and records of such Lender and in such manner as is reasonable and customary for such Lender and a certificate of an officer of such Lender, setting forth in reasonable detail the information so recorded, shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure to make any such recording shall not in any way affect the Payment Obligations of the Company hereunder.

                  (c) The Company agrees that, upon the request to the Administrative Agent by any Lender at any time, such Lender's Loans shall be evidenced by a promissory note of the Company, substantially in the form of Exhibit A with appropriate insertions as to payor, date and principal amount (a "Note"), payable to the order of such Lender and representing the obligation of the Company to pay a principal amount equal to the amount of the Commitment of such Lender or, if less, the aggregate unpaid principal amount of all Loans made by such Lender to the Company, with interest on the unpaid principal amount thereof from time to time outstanding under such Note as prescribed in subsection 4.4.

                  2.3 Procedure for Borrowing Loans. (a) The Company may request a borrowing from time to time under the Aggregate Commitment prior to the Termination Date on any Business Day (if the Loans to be borrowed are Alternate Base Rate Loans) or on any Working Day (if the Loans to be borrowed are Eurodollar Loans) by giving irrevocable notice to the Administrative Agent, specifying (i) the aggregate principal amount to be borrowed, (ii) the requested borrowing date, (iii) whether the Loans to be borrowed are to be Eurodollar Loans or Alternate Base Rate Loans or a combination thereof and, if a combination, the respective aggregate amount of each type of borrowing and
(iv) if the Loans to be borrowed are Eurodollar Loans, the length of the Interest Period or Interest Periods applicable thereto. Any such notice of borrowing must be signed by a Responsible Officer of the Company and be received by the Administrative Agent prior to 11:00 A.M., New York City time, three Working Days prior to the requested borrowing date, in the case of Eurodollar Loans, and one Business Day prior to the requested borrowing date, in the case of Alternate Base Rate Loans. Each borrowing under the Commitments shall be in an aggregate principal amount equal to the lesser of (x) $500,000 or a whole multiple of $100,000 in excess thereof or (y) the Available Commitment. Upon receipt of any such notice, the Administrative Agent will promptly notify each Lender thereof. Each Lender will make available to the Administrative Agent at the office of the Administrative Agent specified in subsection 11.2 (or at such other location as the Administrative Agent may direct), by 1:00 P.M., New York City time, on the requested borrowing date, an amount equal to the Commitment Percentage of such Lender times the aggregate amount of Loans requested to be borrowed on such date, in funds immediately available to the Administrative Agent. The proceeds of Loans received by the Administrative Agent hereunder shall promptly be made available to the Company by the Administrative Agent's crediting the account of the Company at the office of the Administrative Agent specified in subsection 11.2 with the aggregate amount actually received by the Administrative Agent from the Lenders and in like funds as received by the Administrative Agent.

                  (b) The failure of any Lender to make the Loan to be made by it on any requested borrowing date shall not relieve any other Lender of its obligation hereunder to make its Loan on such borrowing date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on such borrowing date.

                  2.4 Use of Proceeds of Loans. The proceeds of the Loans hereunder shall be used by the Company to finance the Note Redemption of all of the outstanding Senior Subordinated Notes and to finance the working capital and general corporate purposes of the Company and its Subsidiaries.

                  SECTION 3. AMOUNT AND TERMS OF LETTERS OF CREDIT

                  3.1 L/C Facility. (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in subsections 3.4(a) and (b), agrees to issue any letter of credit ("Letters of Credit") requested to be issued by it for the account of the Company on any Business Day during the Commitment Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars,
(ii) be either (x) a standby letter of credit issued to support obligations of the Company or any of its Subsidiaries, contingent or otherwise, which are of a type for which Loans would be available if the obligations were then due and payable (including, without limitation, to support insurance and workmen's compensation obligations) (a "Standby Letter of Credit"), or (y) a documentary letter of credit in respect of the purchase of goods or services by the Company or any of its Subsidiaries in the ordinary course of business (a "Commercial Letter of Credit") and (iii) expire no later than the earlier of (x) one year from the date of issue and (y) five Business Days prior to the Termination Date; provided that any Letter of Credit with a one-year tenor may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y)); and provided, further, that the Undrawn L/C Obligations in respect of each Letter of Credit which expires after the last day of the Commitment Period shall be Fully Secured from and after such day.

                  (b) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

                  (c) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

                  3.2 Procedure for Issuance of Letters of Credit. The Company shall request the Issuing Lender to issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Company. The Issuing Lender shall (i) in the case of each Standby Letter of Credit, notify each L/C Participant and the Administrative Agent promptly following the request for and following the issuance of the Standby Letter of Credit and furnish a copy of such Standby Letter of Credit to the Company and to the Administrative Agent promptly following the issuance thereof and (ii) in the case of Commercial Letters of Credit, provide to each L/C Participant and the Administrative Agent, promptly following the end of each calendar month during which it has issued Commercial Letters of Credit, a monthly activity report of the Commercial Letters of Credit issued by it during such month.

                  3.3 Fees, Commissions and Other Charges. (a) The Company shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants with respect to each Letter of Credit, a letter of credit commission with respect to such Letter of Credit in an amount per annum equal to (i) the Applicable Margin applicable to Eurodollar Loans on the date of payment of such letter of credit commission (which fee shall be for the accounts of the L/C Participants and the Issuing Lender to be shared ratably among them in accordance with their respective Commitment Percentages) times
(ii) the undrawn face amount of such Letter of Credit. In addition, the Company shall pay to the Administrative Agent for the account of the Issuing Lender for its own account a fronting fee of 1/8 of 1% per annum, payable quarterly in arrears on each L/C Fee Payment Date after the issuance date.

                  (b) Letter of credit commissions which are payable pursuant to clause (a) above shall be non-refundable and shall be payable to the Administrative Agent in arrears on account of the period from the issuance date with respect thereto through the day immediately preceding the next L/C Fee Payment Date and on each succeeding L/C Fee Payment Date on account of the period from such L/C Fee Payment Date through the day immediately preceding the next L/C Fee Payment Date.

                  (c) In addition to the foregoing fees and commissions, the Company shall pay or reimburse the Issuing Lender directly (and not through the Administrative Agent) in respect of each Letter of Credit for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by it.

                  (d) The Administrative Agent shall pay to each L/C Participant and the Issuing Lender all fees and commissions (including, without limitation, any fees and commissions paid to the Administrative Agent for the account of each L/C Participant and the Issuing Lender on the issuance date of any Letter of Credit) received from time to time by the Administrative Agent for their respective accounts pursuant to this subsection 3.3 within one day following each L/C Fee Payment Date.

                  3.4 L/C Participations. (a) The Issuing Lender with respect to each Letter of Credit irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase, and hereby accepts and purchases, from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Commitment Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit issued by it for which the Issuing Lender is not reimbursed in full by the Company in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

                  (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to subsection 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit issued by it is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate, as quoted by the Issuing Lender, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is
360. If any such amount required to be paid by any L/C Participant pursuant to subsection 3.4(a) is not made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Alternate Base Rate Loans hereunder. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this subsection 3.4(b) shall be conclusive in the absence of manifest error.

                  (c) Whenever, at any time after any Issuing Lender has made payment under any Letter of Credit issued by it and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 3.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Company or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender promptly will distribute to such L/C Participant its pro rata share thereof; provided that, in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed to it by the Issuing Lender.

                  3.5 Reimbursement Obligation of the Company. The Company agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Company of the date and amount of a draft presented under any Letter of Credit issued and paid by the Issuing Lender for the amount of
(a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Company under this subsection 3.5 from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Alternate Base Rate Loans which were then overdue; provided that if the Issuing Lender does not notify the Company as provided for above earlier than 10:30 A.M. (New York City time) on the date such draft is paid, then for such day (and until the next Business Day) all amounts remaining unpaid in respect of such notice shall bear interest at the rate set forth in subsection 4.4(b).

                  3.6 Obligations Absolute. The Company's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Company may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit. The Company also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Company's Reimbursement Obligations under subsection 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Company and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Company against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit issued by it, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct. The Company agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit issued by the Issuing Lender or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Company and shall not result in any liability of the Issuing Lender to the Company.

                  3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Company of the date and amount thereof. The responsibility of the Issuing Lender to the Company in connection with any draft presented for payment under any Letter of Credit issued by it shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

                  3.8 Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

                  3.9 Existing Letters of Credit. Notwithstanding anything to the contrary contained in this Agreement or any Guarantee, each of the letters of credit described on Schedule 3.9 shall, from and after the Closing Date, be deemed to have been issued on the Closing Date pursuant to subsection 3.1(a) of this Agreement, with the Issuing Lender being deemed to be the Issuing Lender in respect of such Letter of Credit hereunder and with each other Lender being deemed to be an L/C Participant with respect to such Letter of Credit for purposes of this Agreement and the Guarantees. The Company shall pay to the Administrative Agent, for the accounts of the Issuing Lender and L/C Participants, the fees and commissions described in subsection 3.3 with respect to each such Letter of Credit.


                  SECTION 4. PROVISIONS RELATING TO THE LOANS; FEES AND
                             PAYMENTS

                  4.1 Voluntary Termination or Reduction of Commitments. (a) The Company shall have the right at any time, upon not less than five Business Days' notice to the Administrative Agent, to terminate or, from time to time, reduce the Aggregate Commitment, with any such voluntary reduction being in an amount equal to the lesser of (i) $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (ii) the Aggregate Commitment then in effect. Any such termination or reduction shall be pro rata among the Lenders and shall permanently terminate or reduce, as the case may be, the Aggregate Commitment then in effect.

                  (b) Any termination of the Aggregate Commitment pursuant to subsection 4.1(a) shall be accompanied by prepayment in full (together with accrued interest thereon to such date) by the Company of any Loans then outstanding and payment of any other amounts necessary to cause the Payment Obligations with respect to the Loans and the L/C Obligations to be Fully Satisfied.

                  (c) Any reduction of the Aggregate Commitment pursuant to subsection 4.1(a) or otherwise shall be accompanied by prepayment by the Company of an amount equal to the excess, if any, of the Aggregate Outstanding Extensions of Credit over the amount of the Aggregate Commitment after giving effect to such reduction and each such reduction shall permanently reduce the Aggregate Commitment then in effect.

                  (d) Any prepayment required pursuant to this subsection 4.1 or otherwise shall be applied, first, to the Loans then outstanding; second, to the reimbursement of all outstanding Reimbursement Obligations; and, third, to causing the then outstanding Undrawn L/C Obligations to be Fully Secured.

                  4.2 Optional Prepayments. The Company may, at any time and from time to time, prepay the Loans made to it then outstanding, in whole or in part, without premium or penalty (other than amounts payable pursuant to subsection 4.9), upon at least three Working Days' irrevocable notice to the Administrative Agent, in the case of Eurodollar Loans and one Business Day's irrevocable notice to the Administrative Agent, in the case of Alternate Base Rate Loans, specifying (a) the Loans to be prepaid, (b) the date and amount of such prepayment and (c) whether the prepayment is of Eurodollar Loans or Alternate Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount of prepayment allocable to each (and, with respect to such Eurodollar Loans, each Tranche thereof). Upon receipt of any such notice, the Administrative Agent will promptly notify each Lender thereof. If any such notice is given, the Company will make the prepayment specified therein, and such prepayment shall be due and payable on the date specified therein. Each partial prepayment of the Loans pursuant to this subsection 4.2 shall be in an amount equal to the lesser of (x) $500,000 or a whole multiple of $100,000 in excess thereof and (y) the aggregate principal amount of the Loans then outstanding to the Company.

                  4.3 Mandatory Prepayments.

                  (a) If, at any time and from time to time, the Aggregate Outstanding Extensions of Credit exceed the Aggregate Commitment, the Company shall immediately, first, repay the Loans and, second, make payments necessary to cause Payment Obligations in respect of L/C Obligations to be Fully Satisfied in an aggregate amount equal to such excess.

                  (b) If, as a result of the making of any payment required to be made pursuant to this subsection 4.3, the Company would incur costs pursuant to subsection 4.9, the Company may deposit the amount of such payment with the Administrative Agent, for the benefit of the Lenders, in a cash collateral account until the end of the applicable Interest Period, at which time such payment shall be made. The Company hereby grants to the Administrative Agent, for the benefit of the Lenders, a security interest in all amounts from time to time on deposit in such cash collateral account and expressly waives all rights (which rights the Company hereby acknowledges and agrees are vested exclusively in the Administrative Agent) to exercise dominion or control over any such amounts.

                  4.4 Interest Rate and Payment Dates. (a) The Eurodollar Loans shall bear interest on the unpaid principal amount thereof for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate for such day plus the Applicable Margin.

                  (b) The Alternate Base Rate Loans shall bear interest on the unpaid principal amount thereof at a rate per annum equal to the Alternate Base Rate.

                  (c) If all or a portion of any amount owing hereunder shall not be paid when due, then, for so long as such amount remains unpaid, (i) if the overdue amount represents principal, all Loans shall bear interest at a rate per annum which is 2% above the rate which would otherwise be applicable pursuant to subsection 4.4(a) or (b), as the case may be, and (ii) if the overdue amount represents overdue interest, fees or other amounts (other than the amounts described in clause (i) of this paragraph (c)) due under the Credit Documents, such overdue amount shall bear interest at a rate per annum equal to the Alternate Base Rate plus 2%. During such time as any principal of or interest on any Eurodollar Loan remains unpaid, all such Eurodollar Loans shall be converted to Alternate Base Rate Loans at the end of the respective Interest Periods applicable thereto.

                  (d) Interest on each Loan accrued to but not including each Interest Payment Date applicable thereto shall be payable in arrears on such Interest Payment Date; provided that interest accruing on the principal of or (to the extent permitted by applicable law) interest or any other amount payable in connection with any Loan not paid when due (whether at stated maturity, by acceleration or otherwise) shall be payable from time to time upon demand of the Administrative Agent.

                  4.5 Conversion Options, Minimum Tranches and Maximum Interest Periods. (a) The Company may elect from time to time to convert outstanding Loans from Eurodollar Loans to Alternate Base Rate Loans by giving the Administrative Agent at least one Business Day's prior irrevocable notice of such election. The Company may elect from time to time and at any time to convert outstanding Loans from Alternate Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Working Days' irrevocable notice of such election; provided that no Loans may be converted to Eurodollar Loans (i) when any Default or Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined that such a conversion is not appropriate or (ii) after the date that is one month prior to the Termination Date. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. On the date on which such conversion is being made, each Lender shall take such action as is necessary to effect such conversion. All or any part of the outstanding Eurodollar Loans or Alternate Base Rate Loans may be converted as provided herein.

                  (b) Any Eurodollar Loans may be continued as such upon the expiration of an Interest Period with respect thereto by the Company giving the Administrative Agent at least three Working Days' irrevocable notice for continuation thereof; provided that no Eurodollar Loan may be continued as such (i) when any Default or Event of Default has occurred and is continuing and the Agent has or the Required Lenders have determined that such a continuation is not appropriate, or (ii) subsequent to the date that is one month prior to the Termination Date, and, instead, such Eurodollar Loans shall be automatically converted to an Alternate Base Rate Loan on the last day of the Interest Period for which a Eurodollar Rate was determined by the Administrative Agent prior to the Administrative Agent's obtaining knowledge of such Default or Event of Default. The Administrative Agent shall notify the Lenders promptly that such automatic conversion shall occur.

                  (c) In the event that a timely notice of conversion or continuation with regard to Eurodollar Loans is not given in accordance with this subsection 4.5, then, unless the Administrative Agent shall have received timely notice in accordance with subsection 4.2 that the Company elects to prepay such Eurodollar Loans on the last day of such Interest Period, the Company shall be deemed irrevocably to have requested that such Eurodollar Loans be converted into Alternate Base Rate Loans on the last day of such Interest Period.

                  (d) Any borrowing or continuation of Eurodollar Loans, or conversion to or from Eurodollar Loans, or payments or prepayments of Eurodollar Loans, shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (i) the aggregate principal amount of each Tranche of Eurodollar Loans shall be $500,000 or a whole multiple (to the extent possible) of $100,000 in excess thereof, (ii) the aggregate principal amount of all Alternate Base Rate Loans shall be $500,000 or a whole multiple (to the extent possible) of $100,000 in excess thereof and
(iii) there shall not be more than six Tranches of Eurodollar Loans in the aggregate at any one time outstanding.

                  4.6 Inability to Determine Interest Rate. (a) In the event that the Administrative Agent shall have determined (which determination, in the absence of manifest error, shall be conclusive and binding upon the Company) that by reason of circumstances affecting the relevant interbank eurocurrency market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for any Interest Period with respect to (i) proposed Loans that the Company has requested be made as Eurodollar Loans,
(ii) a Eurodollar Loan that will result from the requested conversion of all or part of the Alternate Base Rate Loans into Eurodollar Loans or (iii) the continuation of a

Eurodollar Loan as such for an additional Interest Period (any such Loan described in clauses (i), (ii) or (iii) of this subsection 4.6(a) being herein called an "Affected Loan"), the Administrative Agent shall forthwith give telecopy or telephonic notice of such determination, confirmed in writing, to the Company and the Lenders at least two Business Days prior to the borrowing date for such Loan, the conversion date for such Alternate Base Rate Loan or the last day of the Interest Period applicable to such Loan, as the case may be. Unless the Company shall have notified the Administrative Agent promptly upon receipt of such telecopy or telephonic notice that it wishes to rescind or modify its request regarding such Affected Loans, then any requested Eurodollar Loan shall be made as, continued as, or converted into an Alternate Base Rate Loan, as the case may be. Until any such notice has been withdrawn by the Administrative Agent, no further Affected Loans shall be made.

                  (b) In the event that the Required Lenders determine that the rate quoted by the Administrative Agent does not accurately reflect the cost of making or maintaining any Loans that the Company has requested be made or continued as or converted to Eurodollar Loans the Administrative Agent shall forthwith give telecopy or telephonic notice of such determination to the Company on or before the requested borrowing, conversion or continuation date for such Loans or the next succeeding Interest Period for such Loans. Unless the Company shall have notified the Administrative Agent promptly after receipt of such telecopy or telephonic notice that it wishes to rescind or modify its request regarding such Loans, then any such Eurodollar Loans shall be made as or converted to Alternate Base Rate Loans.

                  4.7 Illegality. Notwithstanding any other provision herein, if any change in law, rule, regulation, treaty or directive or in the interpretation or application thereof, shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement or to accept deposits in order to make or maintain such Eurodollar Loans, (a) such Lender shall promptly notify the Administrative Agent and the Company thereof,
(b) the agreements of such Lender hereunder to make or convert to Eurodollar Loans shall be suspended forthwith and (c) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall automatically become Alternate Base Rate Loans for the duration of the respective Interest Periods applicable thereto (or, if permitted by applicable law, at the end of such Interest Periods). The Company agrees promptly to pay to any Lender any additional amounts necessary to compensate such Lender for any costs incurred by such Lender as a consequence of the Company making any conversion in accordance with this subsection 4.7, including, without limitation, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurodollar Loans. A certificate as to any such costs payable pursuant to this subsection 4.7 submitted by an officer of any Lender, through the Administrative Agent, to the Company shall be conclusive, in the absence of manifest error.

                  4.8 Requirements of Law; Changes of Law. (a) In the event that the adoption of or any change in law, rule, regulation, treaty or directive or in the interpretation or application thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) issued after the date hereof from any central bank or other Governmental
Authority:


                           (i) imposes upon any Lender any tax of any kind whatsoever with respect to this Agreement, its Notes, any Letter of Credit, any Application or any Loan, or changes the basis of taxation of payments to such Lender of principal, commitment fee, interest or any other amount payable hereunder (except for (x) income and franchise taxes imposed on such Lender by the jurisdiction under the laws of which such Lender is organized or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which such Lender is located or any political subdivision or taxing authority thereof or therein, and (y) taxes imposed by way of deduction or withholding, which shall be exclusively governed by subsection 4.10);

                           (ii) imposes, modifies or holds applicable any reserve, special deposit, compulsory loan or similar requirement against any Loan made, or assets held by, or credit extended by, or deposits or other liabilities in or for the account of, or acquisition of funds by or for the account of, any office of such Lender, which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                           (iii) imposes on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing, maintaining or participating in advances or extensions of credit or issuing or participating in Letters of Credit or to reduce any amount receivable by it in respect of its Eurodollar Loans, then, in any such case, the Company shall promptly pay such Lender any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable as reasonably determined by such Lender with respect to this Agreement (including, without limitation, its participating interests in Letters of Credit), its Notes or its Loans after taking into account any amounts paid or payable pursuant to subsection 4.10(a). If a Lender becomes entitled to claim any additional amounts pursuant to this subsection 4.8(a), it shall promptly notify the Company, through the Administrative Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by an officer of a Lender, through the Administrative Agent, to the Company shall be conclusive, in the absence of manifest error.

                  (b) In the event that any Lender shall have determined that the adoption of any law, rule, regulation or guideline adopted pursuant to or arising out of the International Convergence of Capital Measurement and Capital Standards or of any Requirement of Law otherwise regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by any Lender with any request or directive regarding capital adequacy (whether or not having the force of law) issued after the date hereof from any central bank or Governmental Authority, does or shall have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount which is reasonably deemed by such Lender to be material, then from time to time, promptly after submission by such Lender, through the Administrative Agent, to the Company of a written request therefor, the Company shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  (c) The agreements in this subsection 4.8 shall survive the termination of this Agreement and payment of the Loans and the Notes and all other amounts payable hereunder.

                  4.9 Indemnity. The Company agrees to promptly pay and indemnify each Lender for, and to hold such Lender harmless from, any loss or expense which such Lender may sustain or incur in its reemployment of funds obtained in connection with the making or maintaining of, or converting to, Eurodollar Loans, as a consequence of (a) any default by the Company in borrowing such Eurodollar Loans or in converting Alternate Base Rate Loans to Eurodollar Loans after the Company has given a notice in respect thereof or
(b) any failure by the Company to prepay Eurodollar Loans after the Company has given notice in respect thereof or (c) any payment, prepayment (whether optional or mandatory) or conversion (whether optional or mandatory) of any Eurodollar Loan on a day which is not the last day of an Interest Period with respect thereto. Without limiting the effect of the foregoing, the Company agrees to pay to each Lender an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount paid, prepaid or not borrowed for (A) the period from the date of such payment or prepayment to the last day of the Interest Period applicable to such Eurodollar Loan or (B) in the case of a failure to borrow or to convert, the Interest Period applicable to such Eurodollar Loan, which would have commenced on the date specified for such borrowing or conversion, at the applicable rate of interest for such Eurodollar Loan provided for herein exclusive of any margin applicable thereto minus (ii) the interest component of the amount such Lender would have bid in the London interbank market in respect of such Loan if such Loan were to be made on the date of such payment, prepayment, failure to borrow or failure to convert, as the case may be. A certificate as to any additional amounts payable pursuant to this subsection
4.9 submitted by an officer of a Lender, through the Administrative Agent, to the Company shall be conclusive, absent manifest error. The agreements in this subsection 4.9 shall survive termination of this Agreement and payment of the Loans and the Notes and all other amounts payable hereunder.

                  4.10 Taxes. (a) All payments made by the Company under this Agreement shall be made free and clear of, and without reduction for or on account of, any present or future income, stamp, documentary, property, excise or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Administrative Agent and each Lender, income and franchise taxes imposed on the Administrative Agent or such Lender by the jurisdiction under the laws of which the Administrative Agent or such Lender is organized or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which the Administrative Agent or such Lender is located or any political subdivision or taxing authority thereof or therein (such non-excluded taxes being called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under the Notes, the amounts so payable to the Administrative Agent or such Lender shall (without any obligation on the part of the Company to pay such amounts ratably in accordance with the provisions of subsection 4.13) be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes. Whenever any Taxes are payable by the Company, as promptly as possible thereafter, the Company shall send to the Administrative Agent, for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt or other evidence reasonably satisfactory to the Administrative Agent showing payment thereof. If the Company fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Company shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. If any Taxes are paid by the Administrative Agent or any Lender to any Governmental Authority, the Company shall indemnify the Administrative Agent or such Lender, as the case may be (within 30 days after demand therefor upon the Company), for any amounts so paid.

                  (b) Except as the Company shall otherwise consent, each Lender hereby severally (but not jointly) represents that, under applicable law and treaties in effect on the date of this Agreement, no United States federal taxes will be required to be withheld by the Administrative Agent or the Company with respect to any payments to be made to such Lender in respect of this Agreement. Each Lender which itself is not incorporated under the laws of the United States or a state thereof or which is lending from an office that is not incorporated under the laws of the United States or a state thereof agrees severally (but not jointly) that, prior to the Closing Date, it will deliver to the Company and the Administrative Agent two duly completed copies of either United States Internal Revenue Service Form 1001 or 4224, or, in the case of a Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W 8, or any subsequent versions thereof or successors thereto (and, if such Lender delivers a Form W-8, a statement under the penalties of perjury that such Lender (i) is not a "bank" under Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (ii) is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Company and (iii) is not a controlled foreign corporation related to the Company (within the meaning of Section 864(d)(4) of the Code)), certifying in each case that such Lender is entitled to receive all payments under this Agreement and the Notes payable to it, without deduction or withholding of any United States federal income taxes. Each Lender which delivers to the Company and the Administrative Agent any form pursuant to the immediately preceding sentence further undertakes to deliver to the Company and the Administrative Agent two further completed copies of said form, or successor applicable form, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company and the Administrative Agent, and such extensions or renewals thereof as may reasonably be requested by the Company and the Administrative Agent, certifying that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless in any such case any change in law, rule, regulation, treaty or directive, or in the interpretation or application thereof, has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Company that it is not capable of receiving payments without any deduction or withholding of United States federal income tax. Notwithstanding any provision of subsection 4.10(a) to the contrary, the Company shall not have any obligation to pay any amount to or for the account of any Lender on account of any Taxes pursuant to subsection 4.10(a) (including, without limitation, the second sentence thereof) to the extent that such amount results from (i) the failure of any Lender to comply with its obligations pursuant to this subsection 4.10(b) (or, in the case of any Transferee, pursuant to subsection 11.6(g)) or (ii) any representation or warranty made or deemed to be made by any Lender pursuant to this subsection 4.10(b) (or, in the case of any Transferee pursuant to subsection 11.6(g)) proving to have been incorrect, false or misleading when so made or deemed to be made.

                  (c) Each Lender agrees to use reasonable efforts (including reasonable efforts to change the office in which it is booking its Loans) to avoid or to minimize any amounts which might otherwise be payable pursuant to this subsection 4.10; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender to be material or otherwise be deemed by such Lender to be disadvantageous to it or contrary to its policies.

                  (d) In the event that such reasonable efforts pursuant to subsection 4.10(c) are insufficient to avoid all withholding taxes which would be payable pursuant to this subsection 4.10, then such Lender (the "Taxable Lender") shall use its best efforts to transfer to any other Lender (which is not subject to such withholding taxes) its Loans and Commitment hereunder; provided, however, that such transfer shall not be deemed by such Taxable Lender, in its sole discretion, to be disadvantageous to it or contrary to its policies. In the event that the Taxable Lender is unable, or otherwise is unwilling, so to transfer its Loans and Commitment, the Company may designate an alternate bank to purchase the Taxable Lender's Loans and Commitment and, subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld), the Taxable Lender shall transfer its Loans and Commitments to such alternate bank and such alternate bank shall become a Lender hereunder.

                  (e) The agreements in this subsection 4.10 shall survive the termination of this Agreement and the payment of the Loans and Notes, and all other amounts payable hereunder.

                  4.11 Commitment Fees; Other Fees. (a) The Company agrees to pay to the Administrative Agent, for the account of the Lenders, a commitment fee from and including the Closing Date in the amount equal to the Commitment Fee Rate times the average daily Available Commitment, in each case during the period for which such fee is payable. Such commitment fee shall be payable in arrears on the last day of each March, June, September and December and (iii) the Termination Date.

                  (b) The Company agrees to pay to Chase Securities Inc. and The Chase Manhattan Bank, in each case for its own account the fees set forth in the Fee Letter dated January 29, 1998 between the Company, Chase Securities Inc. and The Chase Manhattan Bank on the dates and in the amounts set forth in such Fee Letter.

                  4.12 Computation of Interest and Fees. (a) Interest in respect of Alternate Base Rate Loans bearing interest at a rate based upon the Prime Rate shall be calculated on the basis of a 365 or 366-day year, as the case may be, for the actual days elapsed. Interest in respect of Alternate Base Rate Loans bearing interest at a rate based upon the Federal Funds Effective Rate or the Base CD Rate, interest in respect of Eurodollar Loans and commitment fees shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent will, as soon as practicable, notify the Company and the Lenders of each determination of a Eurodollar Rate and of any change in the Alternate Base Rate and the effective date thereof. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

                  (b) Except as set forth in subsection 4.6, each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Lenders, in the absence of manifest error.

                  4.13 Pro Rata Treatment and Payments. (a) Each borrowing by the Company of Loans shall be made ratably by the Lenders in accordance with the respective Commitment Percentages of the Lenders.


                  (b) Whenever any payment received by the Administrative Agent under this Agreement or any Note is insufficient to pay in full all amounts then due and payable to the Administrative Agent and the Lenders under this Agreement and the Notes:

                           (i) If the Administrative Agent has not received a Payment Sharing Notice (or if the Administrative Agent has received a Payment Sharing Notice but the Event of Default specified in such Payment Sharing Notice has been cured or waived pursuant to subsection 11.1), such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the following order: first, to the payment of fees and expenses due and payable to the Administrative Agent under and in connection with this Agreement; second, to the payment of all expenses due and payable under subsection 11.5, ratably among the Lenders in accordance with the aggregate amount of such payments owed to each such Lender; third, to the payment of fees due and payable under subsections 4.11 and 3.3, and ratably among the Lenders in accordance with the Commitment Percentage of each Lender of the Commitment for which such payment is owed; fourth, to the payment of interest then due and payable on the Loans and under the Notes and in respect of the Reimbursement Obligations, ratably in accordance with the aggregate amount of interest owed to each such Lender; fifth, to the payment of the principal amount of the Loans and the Notes and the Reimbursement Obligations which is then due and payable and, in the case of payments under any guarantee, to the payment of any other obligations to any Lender (or Affiliate) not covered in first through fourth above ratably guaranteed under any such guarantee, ratably among the Lenders in accordance with the aggregate principal amount and, in the case of payments under any guarantee, the obligations secured or guaranteed thereby owed to each such Lender (or Affiliate); and, sixth, to the payment of any other outstanding Payment Obligations, ratably among the Lenders in accordance with the aggregate amount owed to each Lender; and any balance remaining after payment in full of all Payment Obligations shall be returned to the Company; or

                           (ii) If the Administrative Agent has received a Payment Sharing Notice which remains in effect (or, if the Event of Default specified therein has been waived pursuant to subsection 11.1), all payments received by the Administrative Agent under this Agreement or any Note shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the following order: first, to the payment of all amounts described in clauses "first" through " third" of the foregoing clause (i), in the order set forth therein; second, to the payment of the interest accrued on all Loans and Notes regardless of whether any such amount is then due and payable, and the Reimbursement Obligations then due and owing ratably among the Lenders in accordance with the aggregate accrued interest owed to each such Lender; and third, to the payment of the principal amount of all Loans and Notes and in respect of the Reimbursement Obligations and, in the case of payments under any guarantee, to the payment of any other obligations to any Lender (or Affiliate) not covered in first and second above ratably guaranteed under any such guarantee, regardless of whether any such amount is then due and payable, ratably among the Lenders in accordance with the aggregate principal amount and, in the case of payments under any guarantee, the obligations guaranteed thereby owed to each such Lender (or Affiliate); and fourth, to the payment of any other Payment Obligations, ratably among the Lenders in accordance with the aggregate amount owed to each Lender; and any balance remaining after payment in full of all Payment Obligations shall be returned to the Company.

                  (c) All payments (including prepayments) to be made by the Company on account of principal, interest and fees shall be made without set-off or counterclaim and shall be made to the Administrative Agent for the account of the Lenders at the office of the Administrative Agent specified in subsection 11.2, or at such other location as the Administrative Agent may direct on or prior to 1:00 P.M., New York City time, in lawful money of the United States and in immediately available funds. The Administrative Agent shall distribute such payments in accordance with the provisions of subsection 4.13(b) promptly upon receipt in like funds as received.

                  (d) If any payment hereunder (other than payments on Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment hereunder on a Eurodollar Loan becomes due and payable on a day other than a Working Day, the maturity thereof shall be extended to the next succeeding Working Day unless the effect of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Working Day.

                  (e) Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender prior to a borrowing date that such Lender will not make the amount which would constitute its Commitment Percentage of the borrowing to be made on such date available to the Administrative Agent, on such borrowing date the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Company a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (i) the daily average Federal Funds Effective Rate during such period as determined by the Administrative Agent times (ii) such amount times (iii) a fraction of which the numerator is the number of days from and including such borrowing date to the date on which such amount becomes immediately available to the Administrative Agent and of which the denominator is 360. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph (e) shall be conclusive, in the absence of manifest error. If such amount is not in fact made available to the Administrative Agent by such Lender within three Business Days after such borrowing date, the Administrative Agent shall be entitled to recover such amount, with interest thereon at the rate per annum then applicable to Alternate Base Rate Loans hereunder, within eight Business Days after demand, from the Company.

                  4.14 Payments on Account of Loans and Fees. All payments and prepayments hereunder shall be made in accordance with subsection 4.13(c).

                  SECTION 5.  REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders and the Administrative Agent to enter into this Agreement and to make the Loans hereunder, the Company hereby represents and warrants to each of them that:

                  5.1 Corporate Existence. Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation (except no representation is made as to the good standing of any Subsidiary organized under the laws of a jurisdiction in which there is no concept of good standing), has the corporate power to own its assets and to transact the business in which it is presently engaged, is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where all such failures to so qualify and be in good standing would not, in the aggregate, be reasonably likely to have a Material Adverse Effect, and is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate be reasonably likely to have a Material Adverse Effect.

                  5.2 Corporate Power. (a) The Company has the corporate power, authority and legal right to execute, deliver and perform this Agreement and the other Credit Documents to which it is a party and to borrow hereunder. The Company has taken as of the Closing Date all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and the other Credit Documents. The Company has taken as of the Closing Date all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party.

                  (b) No consent of any other Person (including, without limitation, stockholders or creditors of the Company or any of its Subsidiaries), and no consent, license, permit, approval or authorization of, exemption by, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, the Applications and the Notes and the Guarantees other than (i) those which have been obtained or made and remain in full force and effect and (ii) those which, in the aggregate, would not be reasonably likely to have a Material Adverse Effect if not obtained or made.

                  (c) This Agreement and the other Credit Documents to which it is a party have been executed and delivered by a duly authorized officer of the Company and constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity.

                  5.3 No Legal Bar to Loans. The execution, delivery and performance by the Company of this Agreement, the Applications and the Notes will not violate any Contractual Obligation or material Requirement of Law to which the Company or any of its Subsidiaries is a party, or by which the Company or any of its Subsidiaries or any of their respective material properties or assets may be bound, and will not result in the creation or imposition of any Lien on any of their respective material properties or assets pursuant to the provisions of any Contractual Obligation except pursuant to the Credit Documents.

                  5.4 No Material Litigation. No litigation, suit, action, investigation, inquiry or other proceeding is presently pending or, to the knowledge of the Company, threatened against Holdings or any of its Subsidiaries or any of its or their properties or assets, by or before any arbitrator or any Governmental Authority and no preliminary or permanent injunction or order by a state or federal court has been entered in connection with any Credit Document or any of the transactions contemplated hereby or thereby, which in any of such cases would be reasonably likely to have a Material Adverse Effect, and all applicable waiting periods have expired without any action being taken or threatened by any Governmental Authority which would restrain, prevent or otherwise impose material adverse conditions on the transactions contemplated hereby or which would be reasonably likely to have a Material Adverse Effect.

                  5.5 No Default. Neither Holdings nor any of its Subsidiaries is in default in the payment or performance of any obligations or in the performance of any Contractual Obligation to which it is a party or by which it or any of its properties or assets may be bound, except to the extent that such defaults, in the aggregate, would not be reasonably likely to have a Material Adverse Effect. No Default hereunder has occurred and is continuing. Neither Holdings nor any of its Subsidiaries is in default under any order, award or decree of any court, arbitrator or Governmental Authority binding upon or affecting it or by which any of its material properties or assets is bound or affected, and no such order, award or decree or any default thereunder would be reasonably likely to have a Material Adverse Effect.

                  5.6 Ownership of Properties; Liens. Except as is or would be permitted pursuant to subsection 8.2, each of the Company and its Subsidiaries has good and marketable title to all its owned real properties, subject to no Lien (other than Permitted Exceptions), and has good title to all its personal properties and assets, subject to no Lien (other than Permitted Exceptions).

                  5.7 Taxes. Each of the Company and its Subsidiaries has timely filed or caused to be timely filed all material tax returns (including, without limitation, information returns) which to the knowledge of the Company or any of its Subsidiaries are required to be filed, and has paid all taxes shown to be due and payable on said returns or on any assessments made against them (other than those being contested in good faith by appropriate proceedings for which adequate reserves (in accordance with GAAP) have been provided on the books of the Company or such Subsidiary, as the case may be), and no tax liens have been filed (other than those relating to taxes which are not yet due and payable or which are being contested as aforesaid).

                  5.8 ERISA. No Reportable Event has occurred during the immediately preceding six-year period with respect to any Plan that resulted or would be reasonably likely to result in any unpaid liability, and each Plan (other than any Multiemployer Plan or any multiemployer health or welfare plan) has complied and has been administered in all material respects with the applicable provisions of ERISA and the Code, except as such Reportable Event or such failure to comply or be so administered would not reasonably be likely to have a Material Adverse Effect. The amount by which the present value of all accrued benefits under each Single Employer Plan maintained by the Company or any of its Subsidiaries or any Commonly Controlled Entity (based on those assumptions used to fund the Plans), as of the last annual valuation date applicable thereto, exceeds the value of the assets of each such Plan allocable to such benefits, in the aggregate for all such Plans as to which such present value of benefits exceeds the value of its assets (the "Unfunded Pension Amount"), is less than $60,000,000, when aggregated with the Potential Withdrawal Liability. Neither the Company nor any of its Subsidiaries nor any Commonly Controlled Entity has during the immediately preceding six-year period had a complete or partial withdrawal from any Multiemployer Plan that resulted or would be reasonably likely to result in any unpaid withdrawal liability under Section 4201 of ERISA that would be reasonably likely to have a Material Adverse Effect, and the withdrawal liability under Section 4201 of ERISA to which the Company or any of its Subsidiaries or any Commonly Controlled Entity would become subject under ERISA if the Company or any of its Subsidiaries or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the most recent valuation date applicable thereto (the "Potential Withdrawal Liability") is not in excess of $60,000,000, when aggregated with the Unfunded Pension Amount. Neither the Company nor any of its Subsidiaries nor any Commonly Controlled Entity has received notice that any Multiemployer Plan is in Reorganization or Insolvent where such Reorganization or Insolvency has resulted, or would be reasonably likely to result in an unpaid liability that would be reasonably likely to have a Material Adverse Effect nor, to the best knowledge of the Company or any of its Subsidiaries, is any such Reorganization or Insolvency reasonably likely to occur. The obligations of the Company and each of its Subsidiaries and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefits plans (as defined in Section 3(l) of ERISA) are not reasonably likely to have a Material Adverse Effect, when aggregated with their obligations with respect to the Unfunded Pension Amount and the Potential Withdrawal Liability.

                  5.9 Financial Condition. The consolidated balance sheet of the Company as of December 31, 1996 and the related consolidated statements of earnings and stockholders' equity and cash flows for the fiscal year ended on such date, certified by Ernst & Young LLP, present fairly the consolidated financial position of the Company and its Subsidiaries as at such date, and the consolidated results of their operations and cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Company as at September 27, 1997, and the related unaudited consolidated statements of earnings and stockholders' equity and cash flows for the nine-month period ended on such date present fairly the consolidated financial position of the Company and its Subsidiaries as of such date, and the consolidated results of their operations and cash flows for the nine-month period then ended (subject to normal year-end audit adjustments and subject to the absence of footnotes). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved except as disclosed in the notes thereto. Neither the Company nor any of its Subsidiaries has any material Contingent Obligation or any material obligation, liability or commitment, direct or contingent (including, without limitation, any liability for taxes or any material forward or long-term commitment), which is not (a) reflected in the foregoing statements or in the notes thereto or (b) permitted to be incurred under this Agreement.

                  5.10 No Change. Since December 31, 1996, there has been no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of either of (i) the Company or (ii) the Company and its Subsidiaries taken as a whole.

                  5.11 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" in violation of Regulations G, T, U and X of the Board of Governors of the Federal Reserve

System as now and from time to time hereafter in effect. If requested by any Lender or the Administrative Agent at any time or from time to time, the Company will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or G-3 referred to in said Regulations U and G, respectively.

                  5.12 Not an "Investment Company". Neither the Company nor any of its Subsidiaries is an "investment company," or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither the Company nor any of its Subsidiaries is subject to regulation under any federal or state statute or regulation which limits its ability to incur indebtedness.

                  5.13 Intellectual Property. Each of the Company and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents, technology, know-how and processes necessary for the conduct of its business as currently conducted that are material to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its Subsidiaries taken as a whole (the "Intellectual Property"). No claim has been asserted and is pending by any Person with respect to the use of any such Intellectual Property, or challenging or questioning the validity or effectiveness of any such Intellectual Property and the Company and its Subsidiaries do not know of any valid basis for any such claim, nor does the use of such Intellectual Property by the Company and its Subsidiaries infringe on the rights of any Person, except to the extent of such claims and infringements which would not (including, without limitation, any liability arising therefrom), in the aggregate, be reasonably likely to have a Material Adverse Effect.

                  5.14 Environmental Matters. Except to the extent that the failure of the representations and warranties set forth in this subsection
5.14 to be true and correct would not be reasonably likely to have a Material Adverse Effect, to the best knowledge of the Company and its Subsidiaries:


                           (i) each parcel of real property owned or leased by the Company or any of its Subsidiaries (the "Real Property") does not contain any Hazardous Materials in concentrations which violate any applicable Environmental Laws governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials;

                           (ii) the Real Property is in compliance with all Environmental Laws, including, without limitation, all applicable federal, state and local standards and requirements regarding the generation, treatment, storage, handling, use or disposal of Hazardous Materials at the Real Property, and there is no Hazardous Materials contamination which could materially interfere with the continued operation of the Real Property or materially impair the fair saleable value thereof;

                           (iii) neither the Company nor any of its Subsidiaries has received any notice of violation or advisory action by any Governmental Authority regarding environmental control matters or permit compliance with regard to the Real Property, nor is the Company nor any Subsidiary aware that any Governmental Authority is contemplating delivering to the Company or any of its Subsidiaries any such notice;

                           (iv) Hazardous Materials have not been transferred from the Real Property to any other location in violation of any applicable Environmental Laws; and

                           (v) there are no governmental administrative actions or judicial proceedings pending or, threatened under any Environmental Laws to which the Company or any of its Subsidiaries is or will be named as a party with respect to the Real Property.

                  5.15 Models and Pro Forma Balance Sheet. The financial models (including projections for the 1998 fiscal year of the Company) and the pro forma financial statements adjusted to give effect to the Note Redemption and the financings contemplated hereby contained in the confidential information memorandum delivered to the Lenders in January 1998 were prepared in good faith on the basis of the assumptions stated therein, which assumptions (a) were reasonable in light of conditions existing at the time of delivery of such models and pro forma financial statements and, in all material respects, on the Closing Date, and (b) represented, at the time of delivery and on the Closing Date, the Company's best estimate of future financial performance.

                  5.16 Disclosure. No information, schedule, exhibit or report or other document furnished by the Company or any of its Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or pursuant to the terms of this Agreement, as such information, schedule, exhibit or report or other document has been amended, supplemented or superseded by any other information, schedule, exhibit or report or other document later delivered to the same parties receiving such information, schedule, exhibit or report or other document, contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein, in light of the circumstances when made, not materially misleading; provided that in the case of information, schedules, exhibits or reports or other documents made, delivered or prepared by Persons other than the Company, its Subsidiaries and their agents, such representation and warranty is subject to the qualification that it is true and correct only to the knowledge of the Company and its Subsidiaries.

                  5.17 Solvency. The aggregate value of all of the assets of the Company and its Subsidiaries on a consolidated basis, at a fair valuation, exceeds the total liabilities of the Company and its Subsidiaries on a consolidated basis (including contingent, subordinated, unmatured and unliquidated liabilities). Each of the Company and its Subsidiaries has the ability to pay its debts as they mature and each of the Company and its Subsidiaries does not have unreasonably small capital with which to conduct its business. For purposes of this subsection 5.17, the "fair valuation" of such assets shall be determined on the basis of that amount which may be realized within a reasonable time, in any manner through realization of the value of or dispositions of such assets at the regular market value, conceiving the latter as the amount which could be obtained for the properties in question within such period by a capable and diligent business person from an interested buyer who is willing to purchase under ordinary selling conditions.

                  5.18 Guarantees. The provisions of each Guarantee are effective to create a legal, valid, binding and enforceable guarantee of the obligations described therein, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  5.19 Matters Relating to Subsidiaries. The Company has no Subsidiaries on the Closing Date, other than those set forth on Schedule 5.19. The Company has notified the Administrative Agent in writing of each Subsidiary created or acquired after the Closing Date and has complied with the provisions of subsection 8.16 with respect to each such Subsidiary.

                  5.20 Labor Matters. There are no strikes or other labor disputes against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened that (individually or in the aggregate) would be reasonably likely to have a Material Adverse Effect. Hours worked by and payment made to employees of the Company and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from the Company or any of its Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) would be reasonably likely to have a Material Adverse Effect if not paid, have been paid or accrued as a liability on the books of the Company or the relevant Subsidiary.

                  5.21 Tax Allocation Agreement. The Tax Allocation Agreement is in full force and effect.

                  SECTION 6.  CONDITIONS PRECEDENT

                  6.1 Conditions to Initial Extensions of Credit. The agreement of each Lender to make the initial extensions of credit (regardless of whether such extensions of credit are to be made in the form of Loans or Letters of Credit) requested to be made by it shall be subject to the satisfaction or waiver by such Lender of the following conditions precedent (the date on which said conditions are satisfied or waived, being herein called the "Closing Date") on or before March 2, 1998:

                  (a) Credit Agreement. The Administrative Agent shall have received this Agreement duly executed and delivered by a duly authorized officer of the Company, each Lender and the Administrative Agent;

                  (b) Notes. The Administrative Agent shall have received, for the account of each Lender which has so requested, a Note conforming to the requirements hereof and executed and delivered by a duly authorized officer of the Company;

                  (c) Guarantees. The Administrative Agent shall have received each Guarantee (other than the Guarantees delivered pursuant to subsection 8.16), duly executed and delivered by a duly authorized officer of the Guarantor or Guarantors parties thereto;

                  (d) Lien Searches. The Administrative Agent shall have received the results of Lien searches, conducted by a search service reasonably satisfactory to the Administrative Agent, and the Administrative Agent shall be satisfied that no Liens are outstanding on the property or assets of the Company and its Domestic Subsidiaries, other than any such Liens (i) which are permitted pursuant to the terms of the Credit Documents or (ii) as to which the Administrative Agent has received documentation reasonably satisfactory to it evidencing the termination of such Liens;

                  (e) Corporate Proceedings of Loan Parties. The Administrative Agent shall have received (a) certified copies of the Charter and by-laws of each Loan Party and (b) the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of each Loan Party, authorizing in each case the execution, delivery and performance of this Agreement, the Notes and the other Credit Documents to which such Loan Party is a party, in each case certified by the Secretary or an Assistant Secretary of such Loan Party as of the Closing Date and each such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

                  (f) Incumbency Certificates for Loan Parties. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or analogous officer) of each Loan Party dated the Closing Date, as to the incumbency and signature of the officers of such Loan Party executing each of this Agreement, the Notes and each other Credit Document to which such Loan Party is a party, and any certificate or other documents to be delivered by it pursuant thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary as the case may be;

                  (g) Certain Legal Opinions. The Administrative Agent shall have received executed legal opinions of:

                           (i) Paul, Weiss, Rifkind, Wharton & Garrison, as counsel to the Company, substantially in the form of Exhibit B-1; and

                           (ii) the General Counsel (or other person reasonably acceptable to the Administrative Agent) of the Company, substantially in the form of Exhibit B-2.

Each of the foregoing legal opinions shall be accompanied by copies of the legal opinions, if any, upon which such counsel rely, and in each case shall contain such changes thereto as may be approved by, and as shall otherwise be in form and substance reasonably satisfactory to, the Administrative Agent and shall cover such other matters incident to the transactions contemplated by the Credit Documents as the Administrative Agent may reasonably require. Each of the counsel delivering the foregoing legal opinions is expressly instructed to deliver its opinion for the benefit of each of the Administrative Agent and each other holder of the Payment Obligations;

                  (h) Existing Credit Agreement. The Company shall have given irrevocable notice pursuant to the terms of the Existing Credit Agreement, terminating in whole the loan commitments of the lenders thereunder. All principal and interest, if any, outstanding under, and all fees or other amounts then due under, the Existing Credit Agreement shall have been paid in full, and the Administrative Agent shall have received a certificate of the Company to the foregoing effect;

                  (i) Termination of Existing Security Documents. The Administrative Agent shall have received evidence satisfactory to it that (i) all "Security Documents" (as defined in the Existing Credit Agreement) have been terminated and (ii) all collateral security delivered under such Security Documents has been released and returned;

                  (j) Fees. The Administrative Agent shall have received, for the accounts of the Lenders and the Administrative Agent, all accrued fees and expenses owing hereunder or in connection herewith to the Administrative Agent and the Lenders (including, without limitation, accrued fees and disbursements of counsel to the Administrative Agent), to the extent that such fees and expenses have been presented for payment a reasonable time prior to the Closing Date;

                  (k) Financial Statements. The Lenders shall have received
         (i) satisfactory audited consolidated financial statements of the Company for the two most recent fiscal years ended prior to the Closing Date as to which such financial statements are available and
         (ii) satisfactory unaudited interim consolidated financial statements of the Company certified by a senior officer of the Company for each fiscal quarterly period ended subsequent to the date of the latest financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available;

                  (l) Legal Investment. The making of the Loans and other extensions of credit hereunder shall be permitted on the Closing Date as a legal investment by the laws, rules and regulations of the State of New York and by each jurisdiction to which the Lenders may be subject (without resort to any so-called "basket" provision of such laws, including without limitation Section 1405(8) of the New York Insurance Laws); and the Lenders shall have received such certificates or other evidence as they may reasonably request demonstrating the legality of such purchase under such laws, rules and regulations;

                  (m) Financial Models and Pro Forma Balance Sheet. The Administrative Agent shall have received financial models and pro forma balance sheet referenced in subsection 5.15;

                  (n) Consents and Approvals. The Administrative Agent shall have received true and correct copies (in each case, certified as to authenticity on such date by a duly authorized officer of the Company) of all documents and instruments necessary or reasonably advisable under any Requirement of Law or by Contractual Obligation of the Company or any of its Subsidiaries, in connection with the execution, delivery, performance, validity and enforceability of any Credit Document and the continuing operations of the Company and its Subsidiaries, other than any consents, authorizations and filings for which the failure to make or obtain would not be reasonably likely to have a Material Adverse Effect;

         such consents, authorizations and filings shall be reasonably satisfactory in form and substance to the Administrative Agent and shall be in full force and effect. The Administrative Agent shall have received a certificate of a Responsible Officer of the Company stating that such consents, licenses and approvals are in full force and effect;

                  (o) Redemption of Senior Subordinated Notes. The Note Redemption of the Senior Subordinated Notes shall have been consummated concurrently with the initial funding of the Loans at a redemption price of 103%;

                  (p) No Litigation. No litigation, suit, action, investigation, inquiry or other proceeding by or before any arbitrator or any Governmental Authority shall be pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered in connection with any Credit Document or any of the transactions contemplated hereby or thereby or otherwise which in any of such cases would be reasonably likely to have a material adverse effect on (a) the business, assets, operations, condition (financial or otherwise) or prospects of Holdings and its Subsidiaries taken as a whole, (b) their ability to perform their obligations under the Credit Documents or (c) the rights and remedies of the Lenders, and all applicable waiting periods shall have expired without any action being taken or threatened by any Governmental Authority which would restrain, prevent or otherwise impose material adverse conditions on the transactions contemplated hereby;

                  (q) No New Information. The Lenders shall not have become aware of any previously undisclosed information which would be reasonably likely to have a Material Adverse Effect;

                  (r) No Defaults. There shall exist no event of default (or condition which would constitute an event of default with the giving of notice or the passage of time) under any Capital Stock, financing agreements, lease agreements or other contracts of Holdings or any of its Subsidiaries which event of default or condition, in the aggregate with all other then-existing events of default and conditions, would be reasonably likely to (i) have a Material Adverse Effect or (ii) materially adversely affect the ability of the Company to consummate the Note Redemption;

                  (s) Tax Allocation Agreement. The Administrative Agent shall have received a true and correct copy of the Tax Allocation Agreement; and

                  (t) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by the Credit Documents shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

                  6.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any Loan requested to be made by it on any date and the agreement of the Issuing Lender to issue any Letter of Credit to be issued by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by each party to each Credit Document in or pursuant to this Agreement or any other Credit Document, or contained in any certificate or financial statement furnished at any time under or in connection with this Agreement or any other Credit Document shall be true and correct in all material respects on and as of such date as if made on and as of such date, both before and after giving effect to such Loan, and to all other extensions of credit to be made on such date and the use of the proceeds thereof; and

                  (b) No Default. No Event of Default and no Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.


Each borrowing by the Company or issuance of a Letter of Credit hereunder shall constitute a representation and warranty by the Company, as of the date of such borrowing or issuance, that the conditions contained in paragraphs (a) and (b) of this subsection 6.2 have been satisfied.


                  SECTION 7.  AFFIRMATIVE COVENANTS

                  The Company hereby agrees that, until the Payment Obligations have been Fully Satisfied:

                  7.1 Financial Statements. The Company will furnish to each Lender, through the Administrative Agent:

                  (a) as soon as available, but in any event within 105 days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of earnings and stockholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing not unacceptable to the Required Lenders;

                  (b) as soon as available, but in any event within 105 days after the end of each fiscal year of the Company, a copy of the consolidating balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidating statements of earnings for such year, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer;

                  (c) as soon as available, but in any event within 50 days after the end of each of the first three fiscal quarters in each fiscal year of the Company, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of each such quarter and the related unaudited consolidated statements of earnings and stockholders' equity and cash flows for such quarterly period and the portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer (subject to normal year-end audit adjustments); and

                  (d) as soon as available, but in any event within 50 days after the end of the first three fiscal quarters in each fiscal year of the Company, a copy of the unaudited consolidating balance sheet of the Company and its Subsidiaries as at the end of each such quarter and the related unaudited consolidating statements of earnings for such quarterly period and the portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer (subject to normal year-end audit adjustments).

                  All financial statements referred to in this subsection 7.1 shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or Responsible Officer, as the case may be, and disclosed therein).

                  7.2 Certificates; Other Information. The Company will furnish to each Lender, through the Administrative Agent:

                  (a) concurrently with the delivery of the financial statements referred to in subsection 7.1(a), a certificate of the independent certified public accountants certifying such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                  (b) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) through (d), a certificate of a Responsible Officer (i) stating that, to the best of such Responsible Officer's knowledge, the Company during such period has observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in the Credit Documents to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default, except as specified in such certificate, and (ii) showing in detail the calculations supporting such statement in respect of subsection 8.1;

                  (c) within 60 days following the commencement of each fiscal year, the budget for the Company and its Subsidiaries for such fiscal year, showing each quarter separately;

                  (d) promptly upon receipt thereof, copies of all audit reports submitted to the Company by independent public accountants in connection with each interim or special audit of the books of the Company or any of its Subsidiaries made by such accountants;

                  (e) within five days after the same are sent, copies of all financial statements and reports which Holdings sends to its stockholders or holders of its publicly traded equity securities or Indebtedness pursuant to Section 13 or 15(d) of the Exchange Act, and within five days after the same are filed, copies of all financial statements and reports which the Company or Holdings may make to, or file with, the Securities and Exchange Commission; and

                  (f) promptly, such additional documents and financial and other information with respect to Holdings and its Subsidiaries as the Administrative Agent or any Lender may from time to time reasonably request.

                  7.3 Payment of Obligations. The Company will, and will cause each of its Subsidiaries to, pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its Indebtedness and other material obligations of whatever nature, except when the amount or validity thereof is then being contested in good faith by appropriate proceedings and reserves with respect thereto to the extent, if any, required by GAAP have been provided on the books of the Company or such Subsidiary, as the case may be. Notwithstanding anything to the contrary in the foregoing sentence, the Company shall not be in default under this subsection 7.3 unless the aggregate amount of non-contested Indebtedness or obligations which it and its Subsidiaries have so failed to pay, discharge or satisfy before they become delinquent and which remain delinquent at the time of determination is more than $5,000,000 in the aggregate.

                  7.4 Conduct of Business and Maintenance of Existence. Except as permitted by this Agreement, the Company and its Subsidiaries will continue to engage in business of the same general type as now conducted by the Company and its Subsidiaries; and, except as permitted by this Agreement, the Company will, and will cause each of its Subsidiaries to, preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except as otherwise permitted pursuant to subsections 8.4 and 8.5 and except that the Company and its Subsidiaries may fail to maintain any such rights, privileges and franchises which in the Company's business judgment are not necessary in the best interests of the Company to be maintained, and comply with all Contractual Obligations and Requirements of Law except to the extent that all failures to comply therewith would not in the aggregate, be reasonably likely to have a Material Adverse Effect. The Company and its Subsidiaries will not make any material change in its present method of conducting business.

                  7.5 Maintenance of Property; Insurance. The Company will, and will cause each of its Subsidiaries to, (a) keep all property useful and necessary in its business in good working order and condition, except where the failure to do so would not, in the aggregate, be reasonably likely to have a Material Adverse Effect and (b) maintain with financially sound and reputable insurance companies insurance on such of its property and against such liabilities in at least such amounts and against at least such risks as are customarily insured against in the same general area by companies engaged in the same or a similar business and furnish to the Administrative Agent, upon written request, and to each Lender which makes a written request through the Administrative Agent, reasonable information as to the insurance carried.

                  7.6 Inspection of Property; Books and Records; Discussions. The Company will, and will cause each of its Subsidiaries to, (a) keep proper books of accounts and records in which entries in conformity in all material respects with all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities and which shall permit the preparation of financial statements in conformity with GAAP and (b) permit representatives of any Lender to visit and inspect such of its properties as such Lender may request through the Administrative Agent and (during such visit or inspection, or otherwise upon request through the Administrative Agent) examine and make abstracts from such of its books and records as it may reasonably request at any reasonable time and as often as may reasonably be desired, and to discuss the business, condition (financial or otherwise), performance, properties and prospects of the Company and its Subsidiaries with officers and employees of the Company and its Subsidiaries and with its then independent certified public accountants.

                  7.7 Notices. The Company will promptly give notice to each Lender, through the Administrative Agent, and the Administrative Agent:

                  (a)  of the occurrence of any Default or Event of Default;

                  (b) of any default or event of default by Holdings or any of its Subsidiaries under any Contractual Obligation of Holdings or any of its Subsidiaries or the institution of, or the occurrence of any material adverse change in the status or likely result of, any litigation, investigation or proceeding which may exist at any time between Holdings or any of its Subsidiaries and any Governmental Authority or any other Person which, in any of the foregoing cases, would be reasonably likely to have a Material Adverse Effect;

                  (c) of (i) any violation or noncompliance by Holdings or any of its Subsidiaries or, to the best of its knowledge, any other Person of any Environmental Laws which would be reasonably likely to have a Material Adverse Effect or (ii) any liability or potential liability of Holdings or any of its Subsidiaries or, to the best of its knowledge, of any other Person under, any Environmental Laws which would be reasonably likely to have a Material Adverse Effect;

                  (d) of any of the following events, as soon as practicable, and in any event, within 30 days after the Company knows or has reason to know thereof:

                           (i) the occurrence or expected occurrence of any
                  Reportable Event with respect to any Plan; or

                           (ii) the institution of proceedings or the taking
                  or expected taking of any other action by PBGC or the Company or any Commonly Controlled Entity to terminate, withdraw or partially withdraw from any Single Employer or Multiemployer Plan and with respect to a Multiemployer Plan, the Reorganization or Insolvency of such Plan;

         if such Reportable Event, termination, withdrawal or partial withdrawal (and, in the case of any Multiemployer Plan, its Reorganization or Insolvency) would be reasonably likely to result in liability to the Company and its Subsidiaries, in the aggregate, in excess of $60,000,000; and

                  (e) of a material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its Subsidiaries taken as a whole, or of any event

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                                                                            58


         which would be reasonably likely to have a Material Adverse Effect.

Each notice pursuant to this subsection 7.7 shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

                  7.8 Maintenance of Corporate Identity. The Company will operate its businesses and those of its Subsidiaries, and maintain their records, independently from any Person (a "Parent") which, directly or indirectly, is in control (as defined in Rule 12b-2 under the Exchange Act) of the Company and independently from any Subsidiary of such Parent other than the Company and its Subsidiaries; and the Company will maintain bank accounts separate from the bank accounts of each Parent of the Company and act solely in its own corporate name and through its own authorized officers and agents.

                  7.9 Environmental Laws. The Company will, and will cause each of its Subsidiaries to:

                  (a) comply with and require compliance by all tenants and subtenants, if any, with all Environmental Laws and obtain and comply in all respects with and maintain, and require that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, registrations or permits required by Environmental Laws, except to the extent that the failure to do so would not be reasonably likely to have a Material Adverse Effect;

                  (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all respects with all lawful orders and directives of all Governmental Authorities respecting Environmental Laws, except (i) to the extent that the failure to perform any of the obligations contained in this clause
         (b) would not be reasonably likely to have a Material Adverse Effect or (ii) to the extent that such obligations are being contested in good faith by appropriate proceedings and the pendency of such proceedings would not be reasonably likely to have a Material Adverse Effect; and

                  (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of or noncompliance with any Environmental Laws by the Company or any of its Subsidiaries, or any orders, requirements or demands of Governmental Authorities related thereto, including without limitation reasonable attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this subsection 7.9(c) shall survive the payment of the Loans, the Notes, and all other amounts payable hereunder.

                  7.10 Intellectual Property. (a) The Company will, to the extent permitted by Title 15 of the United States Code, submit, and will cause each of its Domestic Subsidiaries to submit, to the United States Patent and Trademark Office for registration or recordation, as applicable:

                  (i) a completed application for trademark registration, in such class or classes as is in conformity with its ordinary business practice then obtaining, of each Trademark acquired or adopted and used or intended to be used by it, with respect to any mark which, in the Company's reasonable judgment, is a Significant Trademark; and

                  (ii) with respect to any interest acquired after the date hereof by the Company or any of its Subsidiaries in a Significant Trademark, any appropriate assignment to the Company or such Domestic Subsidiary of the interest acquired by it in the United States in such Significant Trademark, including, without limitation, all previously unrecorded assignments to the Company's or such Domestic Subsidiary's predecessors-in-interest of which the Company or any Domestic Subsidiary is or becomes aware.

The Company will, and will cause each of its Domestic Subsidiaries to, use its respective best efforts to comply with all requirements of the Lanham Act and the rules and regulations thereunder, as from time to time in effect, or other applicable law necessary in order to validly register and maintain the registration of any such Significant Trademark with the United States Patent and Trademark Office, except as permitted pursuant to subsections 7.4, 8.4 and 8.5.

                  (b) The Company will, to the extent permitted by Title 35 of the United States Code, submit, and will cause each of its Domestic Subsidiaries to submit, to the United States Patent and Trademark Office for issuance or recordation, as applicable:

                  (i) an application for letters patent for each patentable invention acquired by or invented by or for it which invention is of such a nature that the Company or its Subsidiaries in accordance with its ordinary business practice then obtaining would file a patent application in the United States Patent and Trademark Office with respect to it; and

                  (ii) with respect to any interest acquired after the date hereof by the Company or any of its Subsidiaries in a material patent, any appropriate assignment to the Company or such Domestic Subsidiary of the interest acquired by it in the United States in such patent, including, without limitation, all previously unrecorded assignments to the Company's or such Domestic Subsidiary's predecessors-in-interest of which the Company or any Domestic Subsidiary is or becomes aware.

The Company will, and will cause each of its Domestic Subsidiaries to, use its respective best efforts to comply with all requirements of the United States Patent Act and the rules and regulations thereunder, as from time to time in effect, or other applicable law necessary in order to validly obtain and maintain any material patent with the United States Patent and Trademark Office, except as permitted pursuant to subsections 7.4, 8.4 and 8.5.

                  (c) Notwithstanding anything to the contrary contained in this subsection 7.10, the Company and its Subsidiaries shall have the right to license their respective patents and Trademarks to third parties on an arms' length basis.

                  SECTION 8.  NEGATIVE COVENANTS

                  The Company hereby agrees that, until the Payment Obligations are Fully Satisfied:

                  8.1 Financial Covenants. The Company will not:

                  (a) Leverage. Permit the Leverage Ratio as of the last day of any fiscal quarter to exceed 2.50 to 1.00.

                  (b) Interest Coverage. Permit the Interest Coverage Ratio as of the last day of any fiscal quarter to be less than 3.00 to 1.00.

                  8.2 Limitation on Liens. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of their properties, assets (including shares of Capital Stock) or revenues, whether now owned or hereafter acquired, except for the following (collectively, "Permitted Exceptions"):

                  (a) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or any of its

         Subsidiaries, as the case may be, in accordance with GAAP;

                  (b) carriers', warehousemen', mechanics', materialmen', repairmen' or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings;

                  (c) pledges or deposits in connection with workmen's compensation, unemployment insurance and other social security legislation;

                  (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), government contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred and statutory or contractual bankers' Liens on monies held in bank accounts in the ordinary course of business;

                  (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

                  (f) Liens in favor of the United States for amounts paid by the Company or any of its Subsidiaries as progress payments under government contracts entered into by them;

                  (g) attachment, judgment or other similar Liens arising in connection with court or arbitration proceedings, provided that the same are discharged, or that execution or enforcement thereof is stayed pending appeal, within 30 days or (in the case of any execution or enforcement pending appeal) such lesser time during which such appeal may be taken;

                  (h) Liens granted in the ordinary course of business of the Company or any of its Subsidiaries in favor of issuers of documentary or trade letters of credit for the account of the Company or such Subsidiary which support the purchase and/or importation of inventory of the Company and its Subsidiaries, which Liens secure the reimbursement obligations of the Company or such Subsidiary on account of such letters of credit; provided that each such Lien is limited to (i) the assets acquired or shipped with the support of such letter of credit and (ii) any assets of the Company or such Subsidiary which are in the care, custody or control of such issuer in the ordinary course of business;

                  (i) possessory Liens in favor of brokers and dealers arising in connection with the acquisition or disposition of investments of the type permitted by subsection 8.7(a)(ii); provided that such Liens
         (i) attach only to such investments and (ii) secure only obligations incurred in the ordinary course and arising in connection with the acquisition or disposition of such investments and not any obligation in connection with margin financing;

                  (j)  Liens set forth in Schedule 8.2(j);

                  (k) Liens on the assets of any Foreign Subsidiary securing obligations of such Foreign Subsidiary permitted hereunder;

                  (l) Liens securing Indebtedness in an aggregate amount at any one time outstanding not in excess of $1,000,000 incurred to purchase or finance the purchase of real or personal property; provided that (i) such Liens shall be created substantially simultaneously with the purchase of such property, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the purchase price of such property;

                  (m) Liens on the property or assets of a corporation which becomes a Subsidiary after the date hereof securing Indebtedness of such Subsidiary permitted by subsection 8.11(f) or Contingent Obligations permitted by subsection 8.3(d), provided that (i) such Liens and Indebtedness or Contingent Obligations existed at the time such corporation became a Subsidiary and were not created in anticipation thereof, (ii) any such Lien is not spread to cover any other property or assets of such corporation after the time such corporation becomes a Subsidiary, (iii) the amount of Indebtedness or Contingent Obligation secured thereby is not increased and (iv) immediately after giving effect to the acquisition of such corporation, no Default or Event of Default shall have occurred and be continuing; and

                  (n) any extension, renewal or replacement of the foregoing; provided that the Liens permitted by this paragraph shall not extend to or cover any additional Indebtedness or Property (other than a substitution of like Property).

                  8.3 Limitation on Contingent Obligations. The Company will not, and will not permit any of its Subsidiaries to, agree to, or assume or incur, or otherwise in any way be or become responsible or liable, directly or indirectly, with respect to, any Contingent Obligation other than:


                  (a) the guarantees made by the Domestic Subsidiaries pursuant to the Subsidiaries Guarantee;

                  (b) Contingent Obligations of any Subsidiary of the Company in the nature of a guarantee of Indebtedness or other obligations of the Company or any other wholly-owned Subsidiary of the Company (including, without limitation, any wholly-owned Subsidiary incurring such Contingent Obligations);

                  (c) Contingent Obligations of the Company in the nature of guarantees of Indebtedness or other obligations of any of its wholly-owned Subsidiaries to the extent such Indebtedness or other obligations, as the case may be, are not prohibited by this Agreement;

                  (d) Contingent Obligations of a corporation which becomes a Subsidiary after the date hereof, provided that (i) such Contingent Obligations existed at the time such corporation became a Subsidiary and were not created in anticipation thereof and (ii) immediately after giving effect to the acquisition of such corporation no Default or Event of Default shall have occurred and be continuing; and

                  (e) Guarantees of obligations of customers or suppliers made in the ordinary course of business after the Closing Date by the Company and/or any Subsidiary of the Company in respect of funds advanced to customers or suppliers by third parties so long as the aggregate amount so Guaranteed, together with the amounts paid under any such Guarantee or advanced under subsection 8.7(e), does not exceed $20,000,000 in the aggregate at any one time outstanding.

                  8.4 Limitation on Fundamental Changes. The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction in the nature of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), convey, sell, lease, assign, transfer or otherwise dispose of, in one transaction or a series of related transactions, all or a substantial part of the business or assets of the Company, or enter into any such transaction or series of related transactions with regard to a group of Subsidiaries which, if merged into a single Subsidiary, would constitute a substantial part of the business or assets of the Company, or acquire by purchase or otherwise all or substantially all the business or assets of, or Capital Stock or other evidences of beneficial ownership of, any Person, except that:

                  (a) any Subsidiary of the Company (i) may be merged or consolidated with or into, or its assets liquidated and distributed to, the

         Company, provided that the Company shall be the continuing or surviving corporation or (ii) may be merged or consolidated with or into, or its assets liquidated and distributed to, any one or more wholly-owned Subsidiaries of the Company; provided that no Domestic Subsidiary may be merged or consolidated with or into a Foreign Subsidiary unless a Domestic Subsidiary is the continuing or surviving entity and no Domestic Subsidiary may have its assets liquidated and distributed to any Foreign Subsidiary;

                  (b) any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or a wholly-owned Subsidiary of the Company; provided that no Domestic Subsidiary may sell, lease transfer or otherwise dispose of any of its assets to any Foreign Subsidiary other than in the ordinary course of business; and

                  (c) the Company and its Subsidiaries may make acquisitions and purchases permitted by subsection 8.7.

                  8.5 Limitation on Sale of Assets. The Company will not, and will not permit any of its Subsidiaries to, sell, lease, assign, transfer or otherwise dispose of any of its assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any of the Subsidiaries of the Company, issue any shares of Capital Stock (other than any director's qualifying shares), to any Person other than the Company or any of its Subsidiaries, except:

                  (a)  as permitted by subsections 8.2 or 8.4;

                  (b) the sale or other disposition (including abandonment) of any property (including intellectual property rights) which has become uneconomic, obsolete or worn out and which is disposed of in the ordinary course of business;

                  (c) the sale of inventory in the ordinary course of business;

                  (d) licensing agreements entered into with respect to Trademarks, patents, trade secrets or know-how in the ordinary course of business; and

                  (e) from the Closing Date, sales and other dispositions of property not having a value together with all other sales and dispositions pursuant to this clause (e) in excess of the lesser of
         (i) 5% of the consolidated assets of the Company as of the last day of the most recent fiscal period for which financial statements have been delivered pursuant to subsection 7.1 and (ii) $5,000,000.

                  8.6 Limitation on Restricted Payments. The Company will not, and will not permit any of its Subsidiaries to, make any Restricted Payment, except that the following Restricted Payments may be made:


                  (a) Restricted Payments to Holdings (i) in amounts equal to the amounts required for Holdings to pay franchise and similar taxes and other fees required to maintain its corporate existence and (ii) in amounts equal to the amounts required to pay actual expenses, other than those paid to Affiliates of the Company, incidental to being a publicly reporting, but non-operating company;

                  (b) Restricted Payments necessary for Holdings, the Company and any of its Subsidiaries to pay federal, state and local taxes to the extent such taxes are attributable to the operations of the Company and its Subsidiaries;

                  (c) So long as no Default or Event of Default has occurred and is continuing at the time such Restricted Payment is made or would result therefrom, commencing with the 1998 fiscal year, Restricted Payments in an aggregate amount not to exceed an amount equal to the greater of (i) 50% of Consolidated Net Income for the prior fiscal year and (ii) $10,000,000 per annum, including for the purpose of enabling Holdings to make principal payments on the Holdings Note;

                  (d) So long as no Default or Event of Default has occurred and is continuing at the time such Restricted Payment is made or would result therefrom, Restricted Payments by Fabrica, or any non-wholly owned Subsidiary of Fabrica, so long as such Restricted Payment is made on a pro rata basis (or a basis more favorable to the Company and its other Subsidiaries) to each holder of Capital Stock of Fabrica;

                  (e) So long as no Default or Event of Default has occurred and is continuing at the time such Restricted Payment is made or would result therefrom, Restricted Payments by Jamaica Tobacco, or any non-wholly owned Subsidiary of Jamaica Tobacco, so long as such Restricted Payment is made on a pro-rata basis (or a basis more favorable to the Company and its other Subsidiaries) to each holder of Capital Stock of Jamaica Tobacco; and

                  (f) So long as no Default or Event of Default has occurred and is continuing at the time such Restricted Payment is made or would result therefrom, Restricted Payments by Cuban Cigar, or any non-wholly owned Subsidiary of Cuban Cigar, so long as such Restricted Payment is made on a pro-rata basis (or a basis more favorable to the

         Company and its other Subsidiaries) to each holder of Capital Stock of Cuban Cigar.

                  8.7 Limitation on Investments, Loans and Advances. The Company will not, and will not permit any of its Subsidiaries to, make or commit to make any advance, loan, extension of credit or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other securities of, or make any other investment in, any Person (other than the Company or any of its Subsidiaries), except:

                  (a) investments by the Company and its Subsidiaries in (i) accounts, contract rights and chattel paper (as defined in the Uniform Commercial Code), put and call foreign exchange options and foreign exchange forwards and futures to the extent necessary to hedge foreign exchange exposures and notes receivable, arising or acquired in the ordinary course of business and in Rate Hedging Agreements and (ii) Cash Equivalents;

                  (b) investments by Foreign Subsidiaries in investments of a type similar to Cash Equivalents made outside of the United States;

                  (c) extensions of trade credit in the ordinary course of business;

                  (d) the Company and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising out of the ordinary course of business; provided that the Company and its Subsidiaries have paid no new consideration (other than forgiveness of Indebtedness or other obligations) therefor;

                  (e) Payments made after the Closing Date on Guarantees permitted by subsection 8.3(e) hereof and advances made after the Closing Date by the Company and/or any Subsidiary of the Company to suppliers or customers in the ordinary course of business so long as the amount of all such payments and advances, together with the amounts guaranteed under subsection 8.3(e), does not exceed $20,000,000 in the aggregate at any one time outstanding;

                  (f) so long as no Default or Event of Default shall have occurred and be continuing, or would result therefrom (including, without limitation, compliance with subsection 8.14), other investments in Persons not to exceed $20,000,000 in the aggregate at any time (such investments to be measured by their fair market value at the time of the investment); and

                  (g) loans and advances to officers, directors and employees in the ordinary course of business not to exceed $2,000,000 in the aggregate at any time outstanding.

                  8.8 Sale and Leaseback. The Company will not, and will not permit any of its Subsidiaries to, enter into any arrangement with any Person whereby the Company shall sell or transfer any property, real or personal, whether now owned or hereafter acquired, and thereafter rent or lease such property.

                  8.9 Limitation on Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction (including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service) with any Affiliate of the Company unless such transactions are not otherwise prohibited under this Agreement, are in the ordinary course of business and are upon fair and reasonable terms no less favorable to the Company or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

                  8.10 Accounting Changes. (a) The Company will not, and will not permit any of its Subsidiaries to, make or permit to be made any change in accounting policies affecting the presentation of financial statements or reporting practices from those employed by it on the date hereof, unless (i) such changes are required or permitted by GAAP, (ii) such changes are disclosed to the Lenders through the Administrative Agent or otherwise and
(iii) if requested by the Administrative Agent, relevant prior financial statements are reconciled (in form and detail satisfactory to the Administrative Agent) to show comparative results and reconciliations.

                  (b) Notwithstanding anything to the contrary contained herein, compliance with the financial covenants contained in subsection 8.1 shall be determined based upon GAAP as in effect on the date of this Agreement.

                  (c) The Company will not permit its fiscal year to end on a date other than December 31.

                  8.11 Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

                  (a) Indebtedness to the Lenders hereunder and under the other Credit Documents;

                  (b) Indebtedness outstanding on the date hereof and listed in

         Schedule 8.11(b), and other Indebtedness outstanding on the date hereof in an aggregate principal amount at any one time outstanding not to exceed $250,000;

                  (c) Indebtedness of (i) Subsidiaries to the Company or to other Subsidiaries and (ii) the Company to any of its Subsidiaries;

                  (d) Indebtedness of the Company and its Subsidiaries secured by Liens permitted by subsection 8.2(l) hereof;

                  (e)  Indebtedness permitted by subsection 8.3;

                  (f) Indebtedness of a corporation which becomes a Subsidiary after the date hereof in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding, provided that (i) such Indebtedness existed at the time such corporation became a Subsidiary and was not created in anticipation thereof and (ii) immediately after giving effect to the acquisition of such corporation, no Default or Event of Default shall have occurred and be continuing;

                  (g) Indebtedness of (i) Fabrica in an aggregate principal amount at any one time outstanding not to exceed $5,000,000, (ii) Jamaica Tobacco in an aggregate principal amount at any one time outstanding not to exceed $5,000,000 and (iii) Foreign Subsidiaries other then Fabrica and Jamaica Tobacco in an aggregate principal amount at any one time outstanding not to exceed $2,000,000;

                  (h) Indebtedness in respect of documentary and trade letters of credit issued for the account of the Company or any of its Subsidiaries in the ordinary course of business in an aggregate amount not to exceed $2,000,000 at any one time outstanding; and

                  (i) obligations arising under Capital Leases in an aggregate principal amount not to exceed $1,000,000.

                  8.12 Limitation on Modifications of Tax Allocation Agreement. The Company will not and will not permit any of its Subsidiaries to modify or waive any provision of the Tax Allocation Agreement to the extent such amendment, modification or waiver would be reasonably likely to have a material adverse effect on the interests of the Lenders hereunder and under the other Loan Documents.

                  8.13 Limitation on Negative Pledge Clauses. The Company will not, and will not permit any of its Subsidiaries to, enter into with any Person any agreement, other than this Agreement, which prohibits or limits the ability of the Company or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired; provided that any of the Company and its Subsidiaries may enter into any such agreement to the extent that such agreement is in connection with (i) a Lien permitted by subsection 8.2 or a sale of assets permitted by section 8.5 and any such prohibitions or limitations apply only to the Property encumbered by such Lien or subject to such sale or (ii) Indebtedness permitted under subsection 8.11(f) and (g).

                  8.14 Limitation on Lines of Business. The Company will not, and will not permit any of its Subsidiaries to, principally engage in any business or activity other than the business conducted by the Company and its Subsidiaries on the Closing Date and businesses and activities reasonably related thereto.

                  8.15 Limitation on Restrictions on Subsidiary Distributions. The Company will not, and will not permit any of its Subsidiaries to, enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Company to (a) pay dividends or make any other distributions in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Company or any other Subsidiary of the Company, (b) make loans or advances to the Company or any other Subsidiary of the Company or (c) transfer any of its assets to the Company or any other Subsidiary of the Company, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Credit Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with the disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, (iii) any restrictions with respect to the Company or any of its Subsidiaries imposed pursuant to an agreement which has been entered into in connection with a Lien permitted by subsection 8.2 or a sale of assets permitted by subsection 8.5 and any such prohibitions or limitations apply only to the Property encumbered by such Lien or subject to such sale or
(iv) any restrictions imposed pursuant to agreements in connection with Indebtedness permitted under subsections 8.11(f) and (g).

                  8.16 Limitation on Subsidiaries. The Company will not, and will not permit any of its Subsidiaries to, create, acquire or otherwise suffer to exist any Domestic Subsidiary unless either (i) the fair market value of the assets of such Domestic Subsidiary is equal to or less than $100,000 or (ii) such Domestic Subsidiary is party to a guarantee substantially in the form of the Subsidiaries Guarantee and the Administrative Agent has received such legal opinions and other such documents, instruments and agreements (including, without limitation, any board resolutions and incumbency certificates) as the Administrative Agent reasonably may request to evidence the enforceability of such guarantee.

                  SECTION 9.  EVENTS OF DEFAULT

                  Upon the occurrence and during the continuance of any of the following events:

                  (a) Payments. Failure by the Company to pay any principal of or interest on any Loan or Note or any Reimbursement Obligation when due in accordance with the terms thereof and hereof, or failure by the Company to pay any fee or other amount payable in connection with any Credit Document within five days after the date when due; or

                  (b) Representations and Warranties. Any representation or warranty made or deemed made by the Company or any Guarantor in any Credit Document or which is contained in any certificate or financial statement furnished at any time under or in connection herewith or therewith shall prove to have been incorrect, false or misleading in any material respect on or as of the date when made or deemed to have been made; or

                  (c) Negative Covenants. Default by the Company or any of its Subsidiaries in the observance or performance of any negative covenant or agreement contained in Section 8; or

                  (d) Other Covenants. Default by any Loan Party in the observance or performance of any other covenant or agreement contained or incorporated by reference in this Agreement other than as provided in clauses (a) through (c) above, and such default shall continue unremedied for a period of 30 days; or

                  (e) Cross Default. Holdings or any of its Subsidiaries (including without limitation the Company) shall Cross Default; or

                  (f) Commencement of Bankruptcy or Reorganization Proceeding.
         (i) Holdings or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; or, (ii) there shall be commenced against Holdings or any of its

         Subsidiaries any such case, proceeding or other action referred to in subsection (i) which results in the entry of an order for relief or any such adjudication or appointment remains undismissed, undischarged or unbonded for a period of 60 days, provided that the Company, for itself and on behalf of each of its Subsidiaries, hereby expressly authorizes the Administrative Agent and each Lender to appear in any court conducting any such case, proceeding or other action during said 60-day period to preserve, protect and defend their rights under the Credit Documents; or (iii) there shall be commenced against Holdings or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Holdings or any of its Subsidiaries shall take any action authorizing, or in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above in this paragraph (f); or (v) Holdings or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                  (g) ERISA. (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Company or any Commonly Controlled Entity of the Company shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist, with respect to a Plan; provided that, in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, would be reasonably likely to have a Material Adverse Effect; or

                  (h) Change of Control. At any time on or after the Closing Date, Holdings shall fail to own, beneficially and of record, and control all of the issued and outstanding capital stock of the Company; or any Change of Control shall occur; or


                  (i) Material Judgments. (i) One or more judgments or decrees shall be entered against Holdings or any of its Subsidiaries involving in the aggregate a liability (not covered by insurance) of $5,000,000 or more or (ii) any non-monetary judgment or order shall be rendered against Holdings or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect, and in the case of either clause (i) or (ii), there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect unless such judgment or order shall have been vacated, satisfied, discharged or bonded pending appeal; or

                  (j) Effectiveness of the Guarantees. On or after the Closing Date, (i) for any reason (other than any act on the part of the Administrative Agent or any Lender or by its terms) any Guarantee ceases to be or is not in full force or (ii) the Company or any Guarantor shall assert in writing that any Guarantee has ceased to be or is not in full force and effect; or

                  (k) Activities of Holdings. Holdings shall (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of the Company, (b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law, (ii) pursuant to the Credit Documents to which it is a party, (iii) obligations with respect to its Capital Stock and (iv) obligations under the Holdings Note, or
         (c) own, lease, manage or otherwise operate any properties or assets (other than cash and Cash Equivalents) other than the ownership of shares of Capital Stock of the Company;

then, and in any such event, (x) if such event is an Event of Default specified in clause (i), (ii) or (iii) of paragraph (f) of this Section with respect to the Company, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the other Credit Documents shall immediately become due and payable, and (y) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the

Administrative Agent may, or upon the request of the Required
Lenders, the Administrative Agent shall, by notice to the Company, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and/or (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Company, declare all or any part of the Loans (with accrued interest thereon) and any other amounts owing under this Agreement and the other Credit Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.

                  With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Company shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Company hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Company hereunder and under the Notes then due and payable shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Company. The Company hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for the payment in full of the Payment Obligations, a security interest in all amounts from time to time held in the cash collateral account maintained pursuant to this paragraph.
                  Except as expressly provided above in this Section 9, presentment, demand, protest and all other notices of any kind are hereby expressly waived to the maximum extent permitted by applicable law.

                  SECTION 10.  THE ADMINISTRATIVE AGENT

                  10.1 Appointment. Each Lender hereby irrevocably designates and appoints The Chase Manhattan Bank (and each successor thereto which is appointed in accordance with the provisions of subsection 10.9) as the Administrative Agent under the Credit Documents and hereby irrevocably authorizes The Chase Manhattan Bank (and any such successors thereto), as the Administrative Agent for such Lender, to take such action, in the Administrative Agent's discretion, on such Lender's behalf under the provisions of the Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Credit Documents, together with such other powers as are reasonably incidental thereto. The Chase Manhattan Bank hereby accepts its appointment as the Administrative Agent and the authorization set forth above. Notwithstanding any provision to the contrary in the Credit Documents, the

Administrative Agent shall not have any duties or responsibilities, except those expressly set forth in the Credit Documents, nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Credit Documents or otherwise exist against the Administrative Agent in such capacity.

                  10.2 Delegation of Duties. The Administrative Agent may execute any of its duties under the Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  10.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (a) liable to any of the Lenders for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Credit Documents (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Company or any officer thereof contained in the Credit Documents or in any certificate, report, statement or other document referred to or provided for in, or received by it under or in connection with, the Credit Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Credit Documents (other than with respect to its own due execution and delivery thereof) or the perfection of any security interest contemplated thereby or for any failure of any party thereto (other than the Administrative Agent in such capacity) to perform its obligations thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Credit Documents, or to inspect the properties, books or records of any party to any thereof.

                  10.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note or on account of any Loan as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent (in its capacity as such). The Administrative Agent shall be fully justified in failing or refusing to take any action under any Credit Document unless it shall have received such advice or concurrence of the Required Lenders as it deems appropriate or it shall have been expressly indemnified to its satisfaction by the Lenders or, at its option, the Required Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action (except that no such indemnification need include any indemnification for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Administrative Agent). Each of the Administrative Agent and its officers, directors, employees, agents, attorneys-in-fact or affiliates shall in all cases be fully protected in acting, or in refraining from acting, under the Credit Documents upon advice of counsel or in accordance with a request of the Required Lenders (except in cases in which a greater number of Lenders is required, in which case the Administrative Agent and its officers, directors, employees, agents, attorneys-in-fact or affiliates shall in all cases be fully protected in acting, or in refraining from acting, under the Credit Documents in accordance with a request of such Lenders), and such request, and any action taken or failure to act pursuant thereto, shall be binding upon all the Lenders and all future holders of the Loans and the Notes.

                  10.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless, the Administrative Agent has received notice from a Lender or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives any such notice, it shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to any Default or Event of Default as shall be reasonably directed by the Required Lenders, provided that, unless and until the Administrative Agent shall have received any such directions, it may (but shall not be obligated to) take such action (other than any such action under clause (y) of Section 9), or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                  10.6 Non-Reliance on the Administrative Agent and the Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by it hereinafter taken, including any review of the affairs of the Company or any Subsidiary or any Affiliate of any of the foregoing, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has or will, independently and without reliance upon the Administrative Agent or any other

Lender, and based on such documents and information as it has deemed or will deem appropriate, made and will make its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries and Affiliates and made and will make its own decision to make its Loans and enter into the Credit Documents to which it is or will be a party. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries and Affiliates. Each Lender acknowledges that no action on the part of the Administrative Agent shall relieve such Lender from performing its own credit analysis and making its own determination prior to, and from time to time after, its entering into this Agreement with respect to the nature of the transaction contemplated hereby and assuming any risks or disadvantages to it that may arise out of any such determination. Except for notices, reports and other documents expressly required to be furnished to the Lenders, or obtained, by the Administrative Agent, under the Credit Documents, the Administrative Agent in such capacity shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Company and its Subsidiaries and Affiliates which may come into its possession or the possession of any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                  10.7 Indemnification. The Lenders agree to indemnify the Administrative Agent (in its capacity as such) and its officers, directors, employees, agents, attorneys-in-fact or affiliates, to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so, ratably according to the respective amounts of their pro rata shares of the Aggregate Commitment in effect on the date upon which indemnity is sought, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including, without limitation, legal fees and disbursements) which may at any time (including, without limitation, at any time following the payment of the Loans or the Notes) be imposed on, incurred by or asserted against the Administrative Agent, in such capacity, in any way relating to or arising out of the Credit Documents, or any documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted by the Administrative Agent, in such capacity, thereunder or in connection therewith, provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent, in such capacity, or, in the case of a claim against the Administrative Agent, in such capacity, arising from a lawsuit against the Administrative Agent if such Lender was not given notice of said lawsuit and an opportunity to participate in the defense thereof at its own expense. The agreements in this subsection 10.7 shall survive the payment of the Loans, the Notes, and all other amounts payable hereunder.

                  10.8 The Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Holdings and any of its Subsidiaries or Affiliates as though it were not the Administrative Agent. With respect to its Loans and any Notes or other promissory note issued to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

                  10.9 Successor Administrative Agent. The Administrative Agent may resign as the Administrative Agent upon 30 days' notice to the Lenders and the Company. If it shall resign as Administrative Agent, then the Required Lenders shall appoint from among the Lenders a successor Administrative Agent for the Lenders, which successor Administrative Agent shall be approved by the Company, such approval not to be unreasonably withheld (or, if the Required Lenders and the Company are unable to select such successor Administrative Agent within such 30-day period, a successor Administrative Agent shall be selected by the Administrative Agent), whereupon such successor agent shall succeed to the rights, powers and duties of the resigning Administrative Agent under all of the Credit Documents, and the term "Administrative Agent" shall mean such successor Administrative Agent effective upon its appointment, and the former Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans or the Notes. After any retiring Administrative Agent's resignation hereunder or as Administrative Agent, as the case may be, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Credit Documents.

                  10.10 Issuing Lender as Issuer of Letters of Credit. Each Lender hereby acknowledges and agrees that the provisions of this Section 10 shall apply to the Issuing Lender, in its capacity as issuer of the Letters of Credit, in the same manner as such provisions are expressly stated to apply to the Administrative Agent.

                  10.11 Documentation Agent. The Documentation Agent, in its capacity as such, shall not have any duties or any responsibilities hereunder nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise against the Documentation Agent in its capacity as such.

                  10.12 Syndication Agent. The Syndication Agent, in its capacity as such, shall not have any duties or any responsibilities hereunder nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this agreement or otherwise against the Syndication Agent in its capacity as such.

                  SECTION 11.  MISCELLANEOUS

                  11.1 Amendments and Waivers. (a) Except as set forth in the next succeeding sentence, the Administrative Agent, on the one hand and the Company or the Guarantors, as the case may be, as party thereto, on the other hand, may from time to time with the written consent of the Required Lenders enter into written amendments, supplements or modifications for the purpose of adding, deleting or modifying any provision of any Credit Document or changing in any manner the rights, remedies, obligations and duties of the parties thereto, and the Administrative Agent, on behalf of the Lenders, may, with the written consent of the Required Lenders, execute and deliver a written instrument waiving, on such terms and conditions as may be specified in such instrument, any of the requirements applicable to the Company or Guarantors party to any Credit Document, or any Default or Event of Default and its consequences. No such waiver, amendment, supplement or modification shall:

                  (i) without the written consent of each Lender directly affected thereby, extend the final scheduled maturity of any of the Loans or the Notes or any scheduled installment thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or change the amount or terms (including, without limitation, fees and commissions) of any Commitment, or consent to the assignment or transfer by the Company of any of its rights and obligations under this Agreement, or reduce the percentages specified in the definitions of "Required Lenders" in subsection 1.1, or amend, modify or waive any provision of this subsection 11.1;

                  (ii) without the written consent of Lenders holding 100% of the Aggregate Commitment, take any action having the effect of releasing any of the material guarantee obligations provided for in a Guarantee, except as set forth therein or in subsection 11.9;

                  (iii) without the prior written consent of the Issuing Lender amend, supplement or otherwise modify Section 3 or any provisions of or directly applicable to any Letter of Credit; or

                  (iv) without the written consent of the then Administrative Agent and Issuing Lender, amend, modify or waive any provision of
         Section 10.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Lenders and all future holders of any of the Loans and the Notes. In the case of such waiver, the parties to the Credit Documents, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the Notes, and any Default or any Event of Default waived shall, to the extent provided in such waiver, be deemed to be cured and not continuing; but, no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. The Administrative Agent shall, as soon as practicable, furnish a copy of each such amendment, supplement, modification or waiver to each Lender.

                  (b) To the extent that the execution, delivery or performance of any Credit Document constitutes a Default or an Event of Default under (and as defined in) the Existing Credit Agreement, each Lender hereunder which is a party to the Existing Credit Agreement hereby waives such Default or Event of Default.

                  (c) To the extent that the existence or performance of any Basic Document (as defined in the Existing Credit Agreement) constitutes a Default or an Event of Default hereunder, each Lender hereunder hereby waives such Default or Event of Default; provided that the Existing Credit Agreement is terminated in the manner and at the time contemplated by subsection 6.1(h) hereof.

                  (d) Each Lender hereby agrees that any Security Document under (and as defined in) the Existing Credit Agreement, and any financing statement or similar filing on account thereof, which remains in effect after the date hereof shall be deemed not to constitute a "Lien" for purposes of this Agreement; provided that such Security Documents are terminated in the manner and at the time contemplated by subsection 6.1(i) hereof and the Company shall use best efforts to terminate or cause to be terminated such filings upon the termination of the Existing Credit Agreement.

                  11.2 Notices. All notices, consents, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three Business Days after being deposited in the mail, certified mail, return receipt requested, postage prepaid, or, in the case of telecopy notice, when sent, addressed as follows in the case of the Company, the Administrative Agent and the Issuing Lender, and as set forth in Schedule 1.1(A) hereto in the case of each of the other parties hereto, or to such address or other address as may be hereafter notified by any of the respective parties hereto or any future holders of the Loans or the Notes:

     The Company:                Consolidated Cigar Corporation
                                 5900 North Andrews Avenue, Suite 700
                                 Fort Lauderdale, Florida  33309
                                 Attention:  Gary R. Ellis - Senior Vice
                                               President and Chief Financial
                                               Officer
                                 Telecopy:  (954) 938-7835

     The Administrative Agent
       and Issuing Lender:       The Chase Manhattan Bank
                                 270 Park Avenue
                                 New York, New York  10017
                                 Attention:  Neil R. Boylan
                                 Telecopy:  (212) 972-0009

              with a copy to:    The Chase Manhattan Bank Agency
                                  Services Corporation
                                 Chase Manhattan Plaza
                                 New York, New York 10081
                                 Attention:  Sandra Miklave
                                 Telecopy:  (212) 552-5658

provided that any notice, request or demand to or upon the Administrative Agent or the Issuing Lender pursuant to Sections 2, 3 and 4 shall not be effective until received.

                  11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  11.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes.

                  11.5 Payment of Expenses and Taxes. The Company agrees (a) to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, execution and delivery of, and any amendment, supplement or modification to, any Credit Document and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the fees and disbursements of counsel to the Administrative Agent, but not including any fees and expenses of counsel to the Lenders), (b) to pay or reimburse each Lender, the Issuing Lender and the Administrative Agent for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under the Credit Documents and any such other documents, including, without limitation, fees and disbursements of counsel to the Administrative Agent, the Issuing Lender and to the Lenders, (c) to pay, indemnify, and to hold each Lender, the Issuing Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, the Issuing Lender, the Administrative Agent, the Documentation Agent, the Syndication Agent, and the officers, directors, employees and agents thereof, harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, consummation, enforcement, performance and administration of the Credit Documents and the use by the Company of the proceeds of the Loans and other extensions of credit hereunder (all of the foregoing, collectively, the "indemnified liabilities"), provided that the Company shall have no obligation hereunder with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of any such Lender, the Issuing Lender or of the Administrative Agent, (ii) legal proceedings commenced against any such Lender, the Issuing Lender or against the Administrative Agent by any security holder or creditor (other than the Company, its Subsidiaries and its Affiliates) thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such, (iii) legal proceedings commenced against any such Lender or the Issuing Lender by any other Lender or by the Administrative Agent or (iv) amounts of the types referred to in clauses (a) through (c) above except as provided therein. The agreements in this subsection 11.5 shall survive repayment of the Loans and the Notes and all other amounts payable hereunder.

                  11.6 Successors and Assigns; Loan Participations. (a) This Agreement shall be binding upon and inure to the benefit of the Company, the Administrative Agent, the Lenders, all future holders of the Loans and the Notes, and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

                  (b) Any Lender may, in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender hereunder or under any other Credit Document. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan or Note for all purposes under this Agreement and the Company and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. The Company agrees that if amounts outstanding under this Agreement and the Notes are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note; provided that such right of set-off shall be subject to the obligation of such Participant to share with the Lenders, and the Lenders agree to share with such Participant, as provided in subsection 11.7. The Company also agrees that each Participant shall be entitled to the benefits of subsections 4.8, 4.9 and 11.5 with respect to its participation in the Loans and Commitments outstanding from time to time; provided that no Participant shall be entitled to receive any greater amount pursuant to such subsections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred. Notwithstanding anything to the contrary contained herein, no Participant shall have any right to consent to any amendment, supplement or other modification to this Agreement or the other Credit Documents, other than any such amendment, supplement or other modification which would (i) extend the final scheduled maturity of any of the Loans or the Notes, (ii) reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, (iii) increase the amount of such Participant's participating interest in the Loans or the Notes or (iv) except in accordance with their terms, release any of the material guarantee obligations provided for in any Guarantee.

                  (c) Any Lender may, in accordance with applicable law:

                           (i) at any time sell all or any part of its rights and obligations under this Agreement and any of the Loans or the Notes and any other Credit Document to any Lender or any Affiliate thereof; and

                           (ii) with the consent of the Company and the Administrative Agent (which consent shall not be unreasonably withheld) sell to one or more additional banks or financial institutions ("Purchasing Lenders") which are not Lenders or Affiliates thereof, all or any part of its rights and obligations under this Agreement and the Loans and the Notes and any other Credit Document, provided that, unless the Company and the Administrative Agent otherwise consent (which consent shall not be unreasonably withheld), each such sale pursuant to this clause (ii) shall be in an amount of $5,000,000 or more;


provided that, after giving effect to such sale, if the transferor Lender retains any Commitment hereunder, such Commitment shall, unless the Company otherwise consents (which consent shall not be unreasonably withheld), be not less than $5,000,000. Any such sale pursuant to clause (i) or (ii) shall be made pursuant to an Assignment and Acceptance, substantially in the form of Exhibit C (an "Assignment and Acceptance"), executed by the Administrative Agent, such Purchasing Lender and such transferor Lender (and, in the case of any such transfer which requires the Company's consent, by the Company), and delivered to the Administrative Agent for its acceptance and recording in the Register (as defined below). Upon such execution, delivery, acceptance and recording, from and after the effective date set forth in such Assignment and Acceptance, (x) the Assignee thereunder (and as defined therein) shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments as set forth therein, and (y) the Assignor thereunder (and as defined therein) shall, to the extent of the interest transferred, as reflected in such Assignment and Acceptance, be released from its obligations under this Agreement and the other Credit Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an Assignor's rights and obligations under this Agreement and the other Credit Documents, such Assignor shall cease to be a party hereto). Such Assignment and Acceptance shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Assignee and the resulting adjustment of the relevant Commitment Percentages arising from the purchase by such Assignee of all or a portion of the rights and obligations of such Assignor under this Agreement and the Loans and the Notes. On or prior to the effective date of such Assignment and Acceptance, the Company (at its own expense and upon the request of such Assignee or the Assignor) shall execute and deliver to the

Administrative Agent in exchange for any surrendered Note a new Note to the order of such Assignee in an amount equal to the relevant Commitment assumed by it pursuant to such Assignment and Acceptance and, if the Assignor has retained such a Commitment hereunder (and has previously requested a Note evidencing its Loans thereunder), a new Note to the order of the Assignor in an amount equal to the relevant Commitment retained by it hereunder. Any such new Note shall be dated the date of the original Note and shall otherwise be in the form of the Note replaced thereby. Any Note surrendered by the Assignor shall be returned by the Administrative Agent to the Company marked "canceled."

                  (d) The Administrative Agent shall maintain at its address referred to in subsection 11.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments and Commitment Percentages of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Company, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in the case of any transfer which requires the Company's consent, by the Company and the Administrative Agent), together with payment to the Administrative Agent of a registration and processing fee of $3,500 ($1,000 if the Purchasing Lender is then a Lender or an Affiliate thereof), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date thereof record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Company.

                  (f) The Company authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning Holdings, the Company and its Subsidiaries which has been delivered to such Lender by or on behalf of the Company pursuant to this Agreement or any other Credit Document, or which has been delivered to such Lender by or on behalf of the Company in connection with such Lender's credit evaluation of the Company, its Subsidiaries and its Affiliates prior to becoming a party to this Agreement; provided that such Transferee or potential Transferee agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information provided to it concerning the Company or any of its Subsidiaries.

                  (g) Unless the Company shall otherwise consent, if, pursuant to this subsection 11.6, any interest in this Agreement or any Loan or Note is transferred to any Transferee (which, for purposes of this subsection 11.6(g), shall include an Affiliate of a Lender to which a sale is made pursuant to subsection 11.6(c)(i)) which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer,
(i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Administrative Agent, and the Company) that under applicable law and treaties at the time in effect no taxes will be required to be withheld by the Administrative Agent, the Company or the transferor Lender with respect to any payments to be made to such Transferee in respect of the Loans under this Agreement, (ii) to furnish to the transferor Lender (and, in the case of any Purchasing Lender registered in the Register, the Administrative Agent and the Company) either United States Internal Revenue Service Form 4224 or United States Internal Revenue Service Form 1001 or any successor applicable form, as the case may be (wherein such Transferee claims entitlement to complete exemption from United States federal withholding tax on all interest payments hereunder) and (iii) to agree (for the benefit of the transferor Lender, the Administrative Agent and the Company) to be bound by the provisions of subsections 4.10(b), (c) and (d) as if such Transferee were a Lender hereunder.

                  (h) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection 11.6 concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

                  11.7 Adjustments; Set-off. (a) If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of any of the Loans or Reimbursement Obligations owing to it, or interest thereon, pursuant to a guarantee or otherwise, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off or otherwise), in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's Loans or Reimbursement Obligations, as the case may be, owing to it or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Loans or Reimbursement Obligations, as the case may be, owing to such other Lender, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such

Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Company agrees that each Lender so purchasing a portion of another Lender's Loans or Reimbursement Obligations may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such purchasing Lender were the direct holder of such portion.

                  (b) In addition to any rights and remedies of the Lenders provided by law, upon both the occurrence of an Event of Default and acceleration of the obligations owing in connection with this Agreement, each Lender shall have the right, without prior notice to the Company, any such notice being expressly waived to the extent permitted by applicable law, to set off and apply against any indebtedness, whether matured or unmatured, of the Company to such or any other Lender, any amount owing from such Lender to the Company at, or at any time after, the happening of both of the above mentioned events, and such right of set-off may be exercised by such Lender against the Company or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, custodian or execution, judgment or attachment creditor of the Company, or against anyone else claiming through or against the Company or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receivers or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the making, filing or issuance of, or service upon such Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Lender agrees promptly to notify the Company and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  11.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  11.9 Releases of Guarantee Obligations. Notwithstanding anything to the contrary contained herein or in any Guarantee, upon request of the Company, the Administrative Agent shall (without any notice to or vote or consent of any Lender) take action having the effect of releasing any guarantee obligations provided for in any Guarantee to the extent necessary to permit the consummation of any transactions not prohibited hereunder by the relevant Person in accordance with the provisions of this Agreement and the other Credit Documents.

                  11.10 Effectiveness; Counterparts. This Agreement shall become binding upon the parties hereto when the Administrative Agent shall have received one or more counterparts of this Agreement, executed by a duly authorized officer of each party hereto or, in the case of any Lender, telex or telecopier confirmation to the Administrative Agent that a duly authorized officer of such Lender has executed a counterpart of this Agreement and that such counterpart has been sent to the Administrative Agent. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent.

                  11.11  SUBMISSION TO JURISDICTION; WAIVERS.

                  (a) THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                           (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                           (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                           (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF
         MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SUBSECTION
         11.2 OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND

                           (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                  (b) EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT, THE ISSUING LENDER AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (A) ABOVE.

                  11.12 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                 CONSOLIDATED CIGAR CORPORATION



                                 By: /s/ Gary R. Ellis
                                     ---------------------------------------
                                     Title:  Senior Vice President


                                 THE CHASE MANHATTAN BANK, as
                                   Administrative Agent, as Issuing Lender, and as a Lender



                                 By: /s/ Neil R. Boylan
                                     ---------------------------------------
                                     Title:  Vice President


                                 NATIONSBANK, N.A., as
                                   Documentation Agent and as a Lender



                                 By: /s/ Robert Wilson
                                     ---------------------------------------
                                     Title:  Vice President


                                 CREDIT SUISSE FIRST BOSTON,
                                   as Syndication Agent and as a Lender



                                 By: /s/ Joel Glodowski
                                     ---------------------------------------
                                     Title:  Managing Director



                                 By: /s/ Daniel R. Wenger
                                     ---------------------------------------
                                     Title:  Associate

                                                                       Annex A

                              HOLDINGS GUARANTEE

                  GUARANTEE, dated as of March 2, 1998, made by CONSOLIDATED CIGAR HOLDINGS INC., a Delaware corporation (the "Guarantor"), in favor of THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") for the financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Consolidated Cigar Corporation, a Delaware corporation (the "Company"), the Lenders, the Arranger, the Administrative Agent, the Documentation Agent, and the Syndication Agent (the Lenders and the Administrative Agent, collectively, the "Benefitted Parties").

                             W I T N E S S E T H :

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans and other extensions of credit to the Company upon the terms and subject to the conditions set forth therein; and

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans and other extensions of credit to the Company under the Credit Agreement that the Guarantor shall have executed and delivered this Guarantee to the Administrative Agent, for the benefit of the Benefitted Parties;

                  NOW, THEREFORE, in consideration of the premises and to induce the Benefitted Parties to enter into the Credit Agreement and to induce the Lenders to make their respective loans and other extensions of credit to the Company under the Credit Agreement, the Guarantor hereby agrees with the Administrative Agent as follows:

                  1. Defined Terms. (a) Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined and the following terms shall have the following meanings:

                  "Obligations" shall mean the Payment Obligations and all obligations (including, without limitation, principal, interest, fees, expenses, costs and indemnities) owing by the Company under each Rate Hedging Agreement with a Lender or an Affiliate thereof.

                  "Termination Date" shall mean (subject to reinstatement pursuant to Section 7) the earlier of (i) the date upon which all Guarantors have been released by the Administrative Agent from their respective guarantee obligations hereunder in accordance with the terms of the Credit Agreement and (ii) the date upon which the Obligations have been Fully Satisfied.

                  (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

                  (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. Guarantee. (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the benefit of the Benefitted Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (including, in any event, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Company whether or not a claim for post-filing or post-petition interest is allowed in such proceeding). The Guarantor further agrees to pay any and all reasonable and documented fees, charges and expenses (including, without limitation, all reasonable and documented fees and disbursements of counsel) which may be paid or incurred by any Benefitted Party in enforcing, or obtaining advice of counsel in connection with the enforcement of, any of their rights under this Guarantee to which it is a party. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Obligations and would be owed by the Company but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy. This Guarantee shall remain in full force and effect until the Termination Date, notwithstanding that from time to time prior thereto the Company may be free from any Obligations. This Guarantee shall terminate on the Termination Date. The provisions of the second and third sentences of this paragraph (a) shall survive the termination of this Guarantee and the payment in full of the Obligations and the termination of the Commitments.

                  (b) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to a Benefitted Party on account of its liability hereunder, it will notify such Benefitted Party (with a copy to the Administrative Agent) in writing that such payment is made under this Guarantee for such purpose. No payment or payments made by the Company or any other Person or received or collected by any Benefitted Party from the Company or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall remain obligated hereunder, notwithstanding any such payment or payments (other than payments made by, or collected or received from, the Guarantor in respect of the Obligations), until the Termination Date. By its acceptance of the benefits hereof, each Benefitted Party agrees to make demand for payment from the Guarantor on account of this Guarantee through the Administrative Agent, not to take any action to enforce this Guarantee (other than actions contemplated by Section 3) without the consent of the Administrative Agent and to notify the Administrative Agent in writing of any payments received by such Benefitted Party from any Person other than the Administrative Agent (including, without limitation, by the exercise of any right of set-off) pursuant to this Guarantee.

                  (c) All payments made by the Guarantor hereunder shall be made, in accordance with subsection 4.10 of the Credit Agreement, free and clear of, and without reduction for or on account of, any present or future Taxes. If any Taxes are required to be withheld from or in respect of any amounts payable to any Benefitted Party hereunder, (i) the amounts so payable to such Benefitted Party shall be increased to the extent necessary to yield to such Benefitted Party (after payment of all Taxes) such amounts equal to the amounts it would have received had no such withholding been made, (ii) the Guarantor shall make such withholding and (iii) the Guarantor shall pay the full amount of the Taxes to the relevant taxation authority or other authority in accordance with applicable law. If the Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Guarantor shall indemnify each Benefitted Party for any incremental taxes, interest or penalties that may become payable by such Benefitted Party as a result of any such failure. The provisions of this paragraph shall survive the termination of this Guarantee and the payment in full of the Obligations and the termination of the Commitments.

                  3. Right of Set-off. During any period in which an Event of Default shall have occurred and be continuing, each Benefitted Party is hereby irrevocably authorized by the Guarantor at any time and from time to time without notice to the Guarantor, any such notice being hereby waived by the Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Benefitted Party to or for the credit or the account of the Guarantor, or any part thereof in such amounts as such Benefitted Party may elect, on account of the liabilities of the Guarantor hereunder and claims of every nature and description of such Benefitted Party against the Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, the Loans, the Notes, the Applications, the Letters of Credit or any other Credit Document, as such Benefitted Party may elect, whether or not such Benefitted Party has made any demand for payment and although such liabilities and claims may be contingent or unmatured. Each Benefitted Party shall notify the Guarantor promptly of any such set-off made by it and the application made by it of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Benefitted Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Benefitted Party may have.

                  4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by any Benefitted Party, the Guarantor shall not be entitled to be subrogated to any of the rights of any Benefitted Party against the Company or any other guarantor or any collateral security or guarantee or right of offset held by any Benefitted Party for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other guarantor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Benefitted Parties by the Company on account of the Obligations are Fully Satisfied. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been Fully Satisfied, such amount shall be held by the Guarantor in trust for the Administrative Agent (on behalf of the Benefitted Parties), segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent (on behalf of the Benefitted Parties) in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

                  5. Amendments, etc. with respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by any Benefitted Party may be rescinded by such Benefitted Party, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Benefitted Party, and the Credit Agreement, any Notes, any Application, any Letter of Credit, any other Credit Document and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders may deem advisable from time to time and in accordance with the Credit Agreement, and any collateral security, guarantee or right of offset at any time held by any Benefitted Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. No Benefitted Party, nor any other holder of Obligations, shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.

                  6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Benefitted Party upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived in reliance upon this Guarantee; and all dealings between the Company or the Guarantor, on the one hand, and the Benefitted Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or the Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement, any Note, any Application, any Letter of Credit, any other Credit Document or any of the documents executed in connection therewith, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Benefitted Party, (b) any defense (including, without limitation, any statute of limitations), set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company against any Benefitted Party, (c) any change in the time, manner or place of any application of collateral security, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral security for all or any of the Obligations or any other assets of the Company or any of its Subsidiaries, (d) any change, restructuring or termination of the corporate structure or existence of the Company or any of its Subsidiaries, or (e) any other circumstance whatsoever (with or without notice to or knowledge of the Company or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the

Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When any Benefitted Party is pursuing its rights and remedies hereunder against the Guarantor, such Benefitted Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by such Benefitted Party to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Benefitted Parties against the Guarantor.

                  7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Benefitted Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  8. Payments. The Guarantor hereby agrees that amounts payable by it under this Guarantee will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017 or at such other office as the Administrative Agent shall designate in writing to the Guarantor.

                  9. Representations and Warranties. The Guarantor represents and warrants that:

                  (a) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

                  (b) the Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

                  (c) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

                  (d) the execution, delivery and performance of this Guarantee will not violate any Contractual Obligation or material Requirement of Law of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the material properties or assets of the Guarantor pursuant to the provisions of any Contractual

         Obligation of the Guarantor;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee, except for such consents which have been obtained prior to the date hereof and remain in full force and effect;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened against the Guarantor or against any of its properties or assets (i) with respect to this Guarantee or any of the transactions contemplated hereby or (ii) which would be reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its Subsidiaries taken as a whole;

                  (g) the Guarantor has good title to all its personal properties and assets, and none of such property is subject to any Lien of any nature whatsoever except Liens of a type permitted under subsection 8.2 of the Credit Agreement;

                  (h) the Guarantor has filed or caused to be filed all material tax returns, which to the knowledge of the Guarantor are required to be filed by it, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it (other than those being contested in good faith by appropriate proceedings for which adequate reserves (in accordance with GAAP) have been provided on its books);

                  (i) no Default or Event of Default has occurred and is continuing on the date hereof and no Default or Event of Default will occur as a result of consummation of the transactions contemplated hereby.

                  The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each extension of credit under the Credit Agreement on and as of such date of extension of credit as though made hereunder on and as of such date.

                  10. Covenants. The Guarantor hereby agrees that, until the Termination Date, notwithstanding anything to the contrary in the Credit Agreement or any other Credit Document, the Guarantor will not (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of the Company, (b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law,
(ii) pursuant to the Credit Documents to which it is a party, (iii) obligations with respect to its Capital Stock, and (iv) obligations under the Holdings Note, or (c) own, lease manage or otherwise operate any properties or assets (other than cash and Cash Equivalents) other than the ownership of shares of Capital Stock of the Company.

                  11. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  12. Headings. The paragraph and section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  13. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any other holder of Obligations shall by any act (except pursuant to Section 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Benefitted Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Benefitted Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which it would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                  14. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Administrative Agent and otherwise in accordance with subsection 11.1 of the Credit Agreement. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Benefitted Parties and their respective successors and assigns.

                  15. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  16. Notices. Notices by the Administrative Agent to the Guarantor may be given by mail or by facsimile transmission, addressed to the Guarantor at its address or transmission number set forth under its signature hereto and shall be effective (a) in the case of mail or hand delivery, upon delivery and (b) in the case of facsimile transmissions, when sent. The Guarantor may change its address and transmission numbers by written notice to the Administrative Agent.

                  17. Authority of Administrative Agent. The Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Benefitted Parties, be governed by the Credit Agreement, but, as between the Administrative Agent and the Guarantor, the

Administrative Agent shall be conclusively presumed to be acting with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  18. SUBMISSION TO JURISDICTION; WAIVERS. (a) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

             (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT TO SECTION 16 HEREOF;

             (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

              (v) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SUBSECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

                  (b) THE GUARANTOR (AND BY ITS ACCEPTANCE HEREOF, EACH BENEFITTED PARTY) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (A) ABOVE.

                  IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the date first above written.

                             CONSOLIDATED CIGAR HOLDINGS INC.


                             By: /s/ Gary R. Ellis
                                 --------------------------------
                                 Title:  Senior Vice President


                             Address for Notices:

                             Consolidated Cigar Holdings, Inc.
                             c/o Consolidated Cigar Corporation
                             5900 North Andrews Avenue, Suite 700
                             Fort Lauderdale, FL 33309

                            SUBSIDIARIES GUARANTEE

                  SUBSIDIARIES GUARANTEE, dated as of March 2, 1998, made by the Domestic Subsidiaries of Consolidated Cigar Corporation, a Delaware corporation (the "Company") named on the signature pages hereof or that shall become a party to this agreement pursuant to subsection 8.16 of the Credit Agreement referred to below (each a "Guarantor" and, collectively, the "Guarantors") in favor of The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent") for the financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated the date hereof (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, the Lenders, the Arranger, the Administrative Agent, the Documentation Agent, and the Syndication Agent (the Lenders and the Administrative Agent, collectively, the "Benefitted Parties").



                             W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans and other extensions of credit to the Company upon the terms and subject to the conditions set forth therein;

                  WHEREAS, each Guarantor is a Subsidiary of the Company;

                  WHEREAS, the Company and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit; and

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans and other extensions of credit to the Company under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Administrative Agent, for the benefit of the Benefitted Parties;

                  NOW, THEREFORE, in consideration of the premises and to induce the Benefitted Parties to enter into the Credit Agreement and to induce the Lenders to make their respective loans and other extensions of credit to the Company under the Credit Agreement, the Guarantors hereby agree with the Administrative Agent as follows:

         1. Defined Terms. (a) Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined and the following terms shall have the following meanings:

                  "Obligations" shall mean the Payment Obligations and all obligations (including, without limitation, principal, interest, fees, expenses, costs and indemnities) owing by the

         Company under each Rate Hedging Agreement with a Lender or an Affiliate thereof.

                  "Termination Date" shall mean (subject to reinstatement pursuant to Section 8) the earlier of (i) the date upon which all Guarantors have been released by the Administrative Agent from their respective guarantee obligations hereunder in accordance with the terms of the Credit Agreement and (ii) the date upon which the Obligations have been Fully Satisfied.

         (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

         (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Guarantee (a) Subject to the provisions of paragraph 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the benefit of the Benefitted Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (including, in any event, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company whether or not a claim for post-petition interest is allowed in such proceeding).

         (b) Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

         (c) Each Guarantor further agrees to pay any and all reasonable and documented fees, charges and expenses (including, without limitation, all reasonable and documented fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Benefitted Party in enforcing, or obtaining advice of counsel in connection with the enforcement of, any of their rights under this Guarantee to which such Guarantor is a party. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Obligations and would be owed by the Company but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy. This Guarantee shall remain in full force and effect until the Termination Date, notwithstanding that from time to time prior thereto the Company may be free from any Obligations. This Guarantee shall terminate on the Termination Date. The provisions of the first and second sentences of this paragraph (c) shall survive the termination of this Guarantee and the payment in full of the Obligations and the termination of the Commitments.

         (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent or any Benefitted Party hereunder.

         (e) No payment or payments made by the Company, any of the other Guarantors, any other Person or received or collected by the Administrative Agent, or any Benefitted Party from the Company, any of the other Guarantors, or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall remain obligated hereunder, notwithstanding any such payment or payments (other than payments made by, or collected or received from, such Guarantor in respect of the Obligations) up to the maximum liability of such Guarantor hereunder until the Termination Date. By its acceptance of the benefits hereof, each Benefitted Party agrees to make demand for payment from each Guarantor on account of this Guarantee through the Administrative Agent, not to take any action to enforce this Guarantee (other than actions contemplated by Section 4) without the consent of the Administrative Agent and to notify the Administrative Agent in writing of any payments received by such Benefitted Party from any Person other than the Administrative Agent (including, without limitation, by the exercise of any right of set-off) pursuant to this Guarantee.

         (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to a Benefitted Party on account of its liability hereunder, it will notify such Benefitted Party (with a copy to the Administrative Agent) in writing that such payment is made under this Guarantee for such purpose.

         (g) All payments made by each Guarantor hereunder shall be made, in accordance with subsection 4.10 of the Credit Agreement, free and clear of, and without reduction for or on account of, any present or future Taxes. If any Taxes are required to be withheld from or in respect of any amounts payable to any Benefitted Party hereunder, (i) the amounts so payable to such Benefitted Party shall be increased to the extent necessary to yield to such Benefitted Party (after payment of all Taxes) such amounts equal to the amounts it would have received had no such withholding been made, (ii) the applicable Guarantor shall make such withholding and (iii) the applicable Guarantor shall pay the full amount of the Taxes to the relevant taxation authority or other authority in accordance with applicable law. If any Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, such Guarantor shall indemnify each Benefitted Party for any incremental taxes, interest or penalties that may become payable by such Benefitted Party as a result of any such failure. The provisions of this paragraph shall survive the termination of this Guarantee and the payment in full of the Obligations and the termination of the Commitments.

         3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Benefitted Parties, and each Guarantor shall remain liable to the Benefitted Parties for the full amount guaranteed by such Guarantor hereunder.

         4. Right of Set-off. Each Guarantor hereby irrevocably authorizes each Benefitted Party at any time and from time to time when an Event of Default has occurred and is continuing without notice to such Guarantor or any other Guarantor, any such notice being hereby waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Benefitted Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Benefitted Party may elect, on account of the liabilities of such Guarantor hereunder and claims of every nature and description of such Benefitted Party against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, the Notes, the Applications, the Letters of Credit or any other Credit Document as such Benefitted Party may elect, whether or not such Benefitted Party has made any demand for payment and although such liabilities and claims may be contingent or unmatured. Each Benefitted Party shall notify such Guarantor promptly of any such set-off made by it and the application made by it of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of such Benefitted Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Benefitted Party may have.

         5. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Benefitted Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Benefitted Party against the Company, any other Guarantor or any other guarantor or any collateral security or guarantee or right of offset held by any Benefitted Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company, any other Guarantor or any other guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Benefitted Parties by the Company on account of the Obligations are Fully Satisfied. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been Fully Satisfied, such amount shall be held by such Guarantor in trust for the Administrative Agent (on behalf of the Benefitted Parties), segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent (on behalf of the Benefitted Parties) in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

         6. Amendments, etc. with respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by any Benefitted Party may be rescinded by such Benefitted Party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Benefitted Party and the Credit Agreement, any Notes, any Application, any Letter of Credit, any other Credit Document and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders may deem advisable from time to time and in accordance with the Credit Agreement, and any collateral security, guarantee or right of offset at any time held by any Benefitted Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. No Benefitted Party, nor any other holder of the Obligations, shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto.

         7. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Benefitted Party upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Company and any of the Guarantors, on the one hand, and the Benefitted Parties, on the other shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement, any Note, any Application, any Letter of Credit, any other Credit Document or any of the documents executed in connection therewith, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Benefitted Party,
(b) any defense (including, without limitation, any statute of limitations), set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company against any Benefitted Party, (c) any change in the time, manner or place of any application of collateral security, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral security for all or any of the Obligations or any other assets of the Company or any of its Subsidiaries, (d) any change, restructuring or termination of the corporate structure or existence of the Company or any of its Subsidiaries, or (e) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When any Benefitted Party is pursuing its rights and remedies hereunder against any Guarantor, such Benefitted Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by such Benefitted Party to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Benefitted Parties against such Guarantor.

         8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Benefitted Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         9. Payments. Each Guarantor hereby agrees that amounts payable by it hereunder will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017 or at such other office as the Administrative Agent shall designate in writing to such Guarantor.

         10. Representations and Warranties. Each Guarantor severally represents and warrants that:

         (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

         (b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

         (c) this Guarantee constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

         (d) the execution, delivery and performance of this Guarantee will not violate any Contractual Obligation or material Requirement of Law of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the material properties or assets of such Guarantor pursuant to the provisions of any Contractual Obligation of such Guarantor;

         (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee, except for consents which have been obtained prior to the date hereof and remain in full force and effect;

         (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened against such Guarantor or against any of its properties or assets (i) with respect to this Guarantee or any of the transactions contemplated hereby or (ii) which would be reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its Subsidiaries taken as a whole;

         (g) it has good title in all its personal properties and assets, and none of such property is subject to any Lien of any nature whatsoever except Liens of a type permitted by subsection 8.2 of the Credit Agreement;

         (h) it has filed or caused to be filed all material tax returns, which to its knowledge are required to be filed by it and has paid all taxes shown to be due and payable on said returns or on any assessments made against it (other than those being contested in good faith by appropriate proceedings for which adequate reserves (in accordance with GAAP) have been provided on the books of such Guarantor);

                  Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each extension of credit under the Credit Agreement on and as of such date of such extension of credit as though made hereunder on and as of such date.

                  11. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  12. Headings. The paragraph and section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  13. No Waiver; Cumulative Remedies. Neither the Administrative Agent nor any other holder of Obligations shall by any act (except pursuant to Section 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Benefitted Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Benefitted Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which it would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         14. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Administrative Agent and otherwise in accordance with subsection 11.1 of the Credit Agreement. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Benefitted Parties and their respective successors and assigns.

         15. Additional Guarantors. Each of the parties hereto agrees that, to give effect to the provisions of subsection 8.16 of the Credit Agreement, each Person that after the date hereof becomes a Domestic Subsidiary of the Company (other than the Guarantor(s) party hereto on the date of the initial execution hereof) and has assets the fair market value of which is greater than $100,000 may become party to this Subsidiaries Guarantee by delivering to the Administrative Agent, the Lenders and each other Guarantor a Guarantee Amendment, in substantially the form of Annex 1 hereto, duly executed by such person, together with such documents called for by said subsection 8.16. Each of the parties hereto authorizes the Agent, the Banks and each other Guarantor to attach each such Guarantee Amendment to this Subsidiaries Guarantee. Upon the execution and delivery of such Guarantee Amendment by such Person, such Person shall become a Guarantor hereunder.

         16. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         17. Notices. Notices by the Administrative Agent to any Guarantor may be given by mail or by facsimile transmission, addressed to such Guarantor at its address or transmission number set forth under its signature hereto and shall be effective (a) in the case of mail or hand delivery, upon delivery and
(b) in the case of facsimile transmissions, when sent. Any Guarantor may change its address and transmission numbers by written notice to the Administrative Agent.

         18. Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Benefitted Parties, be governed by the Credit Agreement, but, as between the Administrative Agent and such Guarantor, the Administrative Agent shall be conclusively presumed to be acting with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         19. SUBMISSION TO JURISDICTION; WAIVERS. (a) EACH GUARANTOR

HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                      (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                     (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                    (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT TO SECTION 16 HEREOF;

                     (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

                      (v) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SUBSECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

                  (b) EACH GUARANTOR (AND BY ITS ACCEPTANCE HEREOF, EACH BENEFITTED PARTY) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (A) ABOVE.

           IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the date first above written.


                                    TRIPLE C MARKETING INC.



                                    By:
                                       -------------------------------
                                       Title:

                                    Address for Notices:

                                    Triple C Marketing Inc.
                                    c/o Consolidated Cigar Corporation
                                    5900 North Andrews Avenue, Suite 700
                                    Fort Lauderdale, FL  33309


                                    CONGAR INTERNATIONAL CORPORATION



                                    By:
                                       -------------------------------
                                       Title:

                                    Address for Notices:

                                    Congar International Corporation
                                    c/o Consolidated Cigar Corporation
                                    5900 North Andrews Avenue, Suite 700
                                    Fort Lauderdale, FL  33309

                                                                       ANNEX 1



                              GUARANTEE AMENDMENT


                  This Guarantee Amendment is delivered pursuant to Section 15 of the Subsidiaries Guarantee dated as of March 2, 1998 (the "Subsidiaries Guarantee") between certain Domestic Subsidiaries of Consolidated Cigar Corporation, a Delaware corporation, that are Guarantors party thereto and The Chase Manhattan Bank, as administrative agent for the lenders referred to therein.

                  The undersigned hereby agrees that this Guarantee Amendment may be attached to the Subsidiaries Guarantee and that, upon the execution and delivery of this Guarantee Amendment as provided in said Section 15, the undersigned shall become a "Guarantor" as such term is used in the Subsidiaries Guarantee.

                  IN WITNESS WHEREOF, the undersigned has caused this Guarantee Amendment to be duly executed on this ____ day of _______, ____.

                                          [NAME OF DOMESTIC SUBSIDIARY]


                                           By: /s/ Gary R. Ellis
                                               --------------------------------
                                               Title:  Senior Vice President

                                          Address for Notices:

                                          [Address]